                                  [COVER MAP]

PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE GLOBAL INCOME FUND(4)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

PERFORMANCE REVIEW--Over the six-month period ended June 30, 1999, the Fund generated a -1.61% cumulative total return.(1) Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of -0.25%.

The greatest contributor to under performance was the Fund's underweight Japanese bond allocation. Despite ongoing fears of further fiscal stimulus (and therefore increased bond supply) the Bank of Japan continued to supply liquidity to the market, driving short interest rates, (I.E. 1 year or less), to below 10 basis points. This liquidity found its way progressively along the yield curve, as banks took the opportunity to purchase longer dated bonds--thereby driving down yields.

Also contributing to under-performance was the dramatic flattening in the U.S. yield curve between 10 and 30 year maturities. Unfortunately, the positive impact of the Fund's underweight duration position in the U.S. was more than offset by the negative impact of the flattening yield curve, as portfolios were overweight in the 10-year sector relative to the 30-year sector.

PORTFOLIO HIGHLIGHTS

- U.S. INFLATION PROTECTED BONDS (TIPS): In January, we took the opportunity to acquire some TIPS for the Fund in preference to U.S. Treasuries. This trade proved beneficial, as we correctly predicted that implied inflation was too low to be consistent with stronger growth and recovering energy prices. Although real yields on these securities did rise marginally, these securities outperformed Treasuries, as implied inflation increased from 0.9% to 2.15%.

- NORWEGIAN BONDS: The portfolio's holding in Norwegian bonds benefited the portfolio, as the spread relative to the Euro benchmark curve narrowed considerably. Having originally implemented the trade at 147 basis points over the spread, it eventually narrowed to 81 basis points before closing the position. The outperformance followed an announcement by Norwegian government that increased the chance of further rate cuts.

- SHORT-TERM U.S. TREASURIES: Although this position was damaged by the flattening of the U.S. Treasury yield curve witnessed in June, overall, the decision to underweight Treasuries has been beneficial.

OUTLOOK
Continued benign inflation and tentative signs of a slowing U.S. economy have reduced the chance of Federal Reserve tightening in August, which should benefit Treasuries. Over the longer term, we believe that the U.S. economy will remain strong, and that could dampen sentiment for Treasuries.

In Europe, while we agree that the economy will start to recover in the second half of 1999, inflation remains very well behaved. Market sentiment is currently fragile and European bonds are unlikely to rally substantially without a sustainable recovery of euro currency. However the 100 basis points of rate hikes priced into the curve by this time next year seems too pessimistic in our view. As a result, we have taken the opportunity to place a small Europe-U.S. relative value trade for the portfolio, based on the relative economical fundamentals of U.S. and Europe. We will consider a larger position if the Euro starts to appreciate. The European Central Bank is likely to continue to provide an accommodative monetary background to protect the moderate pace of economic recovery currently in evidence.

In Japan, we continue to see a very accommodative fiscal and monetary policy framework. This is causing Japanese government bonds to trade in a specific range, though volatility remains high.

------------
(1,4) Please see page 11 for disclosures.

PROTECTIVE GLOBAL INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

                      BOND ALLOCATION AS OF JUNE 30, 1999*

                                                    PERCENTAGE OF
COUNTRY OF ISSUER                                    NET ASSETS
United States.....................................       19.8%
Germany...........................................       16.3
Japan.............................................       14.8
United Kingdom....................................       12.0
France............................................       11.8
Italy.............................................        4.2
Canada............................................        2.7
Denmark...........................................        2.0
The Netherlands...................................        1.5
Sweden............................................        1.2

Goldman Sachs Fixed Income Portfolio Management Team
July 29, 1999

------------
* Please see page 11 for disclosures.

PROTECTIVE INTERNATIONAL EQUITY FUND(3)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

PERFORMANCE REVIEW -- Over the six-month period ended June 30, 1999, the Fund generated a 3.12% cumulative total return.(1) Over the same time period, the Fund's benchmark, the FT/S&P-Actuaries Europe & Pacific ("Europac") Index unhedged, generated a cumulative total return of 5.34%.

The Portfolio's underperformance versus its benchmark was due to sector and asset allocation strategies. The Portfolio was hurt by its underweight position in Japan and Asia in favor of the weaker-performing European market. And performance was further muted due to a strong shift in investor sentiment from growth to value and other cyclical issues as the year progressed.

In Europe, most equity markets rebounded to start the year, as most central banks lowered interest rates to facilitate convergence in advance of the monetary union. In addition, countries like France, Italy and Germany used lower interest rates as a means to improve consumer and business confidence to try to stave off a recession. The euphoria surrounding the launch of the euro was short lived, as the markets retreated on news of the peso devaluation, rising U.S. interest rates and data indicating sluggish production in much of the region.

The Japanese market advanced strongly during the period on the back of improved investors sentiment. Expectations for earnings recovery in the late 1998 were substantially enhanced by a number of statistics indicating that the worst was behind us.

Asian stocks produced strong results, as signs pointed to economies in the region rebounding much faster than anticipated. Investors who were previously underweight in the region moved to increase their exposure, creating an attractive investment environment.

PORTFOLIO HIGHLIGHTS

- SHIN-ETSU CHEMICAL: Shin-Etsu Chemical, 1.2% of net assets, is one of the leading manufacturers of semiconductor silicon wafers and PVC (polyvinyl chloride). Its wafer sales are recovering and are expected to buttress their profits for the next few years. In addition, their valuations are reasonable compared to those of many other cyclicals.

- CHINA TELECOM: One of the key portfolio holdings in Asia is China Telecom, 0.4% of net assets. Listed on the Hong Kong stock exchange, China Telecom is the dominant provider of mobile phone services in mainland China. The firm has over 90% market share in the three provinces it operates in, and continues to grow new subscriptions at a remarkable rate. Looking ahead, a rumored bond issue is likely to be used to acquire providers in other parts of China, extending China Telecom's dominance.

- STMICROELECTRONICS: STMicroelectronics, 1.1% of net assets, a French semiconductor producer, has appreciated 93% during the first half of the year. This company is one of the largest leading independent semiconductor producers globally and, as such, has benefited from an upturn in the semiconductor cycle. The company has a diverse portfolio of products, with a focus on semi-custom devices and micro-controllers. These products are produced in conjunction with customers, thereby reducing the company's vulnerability to competitive pressures.

OUTLOOK

EUROPE -- We continue to invest in quality stocks that we believe are undervalued and have strong growth opportunities. Such stocks are located in a wide variety of sectors. At present, the most favored sector is telecommunications, where both technological advance and consolidation on both a European and global level are proceeding at a rapid pace. In addition, certain electronic, service and leisure companies remain favored selections. While the sector rotation towards value stocks has made the past quarter challenging, we continue to believe in the structural growth of the aforementioned sectors.

JAPAN -- For the time being, we remain cautious on the market, given the recent rally and the concerns of equity valuations. Based on the current price levels, the market seems to have discounted much of the earnings recovery expected to materialize in late 1999. On a positive note, many companies are in the process of implementing restructuring plans

------------
(1,3) Please see page 11 for disclosures.

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL that they announced several months back--the benefits of which could improve earnings. Key to the sustainability of market strength in Japan will be the profit trend in coming years. If we become convinced of the sustainability of corporate earning growth next year onward and beyond, we may need to revise our stance.

ASIA -- Our outlook on Asia as a region has improved, although it is important to note that intra-regional discrepancies still exist. We believe that several countries have "bottomed out" and are now showing signs of recovery following the crises of 1998. On a cautious note, we recognize that a recovery in Asia is very dependent on the continued strength of the U.S. market. Consequently, we will be closely monitoring all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.

     PORTFOLIO COMPOSITION--TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

                                                                                                               PERCENTAGE OF
COMPANY                              COUNTRY                                       LINE OF BUSINESS             NET ASSETS
Vodafone Group PLC                   United Kingdom                       Telecommunications.................        2.4%
Glaxo Wellcome PLC                   United Kingdom                       Pharmaceuticals....................        2.0
Nokia OYJ                            Finland                              Telecommunications.................        1.9
British Telecommunications PLC       United Kingdom                       Telecommunications.................        1.8
UBS AG                               Switzerland                          Major Regional Banks...............        1.8
Skandia Forsakings AB                Sweden                               Financial Services.................        1.8
Ericsson LM Telephone                Sweden                               Telephone..........................        1.8
VNU N.V.                             The Netherlands                      Publishing -- Newspapers...........        1.8
Rhone-Poulenc SA                     France                               Drugs & Health Care................        1.8
Securitas AB                         Sweden                               Business Services..................        1.7

Goldman Sachs International Equity Portfolio Management Team
July 29, 1999

------------
* Please see page 11 for disclosures

PROTECTIVE CAPITAL GROWTH FUND(4)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW -- Over the six-month period ended June 30, 1999, the Fund generated a 12.95% cumulative total return.(1) Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of 12.38%.

The Fund's outperformance was noteworthy, as it occurred during a period when investors rotated out of larger-cap growth stocks in favor of smaller-cap issues. The Fund's selective positions in the technology sector also aided performance. Overall, the Fund was able to capture solid gains in the sector, while avoiding some of the volatility that occurred during the period.

PORTFOLIO HIGHLIGHTS

- AES CORP. -- The Fund's holding in AES Corp. was beneficial throughout the reporting period. AES is the leading developer, owner and operator of independent power plants and electric utilities worldwide. Early in the year the company was aided by receding fears of a global financial crisis. And, as investor sentiment shifted to more cyclical issues during the second quarter, AES was able to build on its strong performance record.

- MICROSOFT AND CISCO SYSTEMS -- The Fund's technology holdings have continued to perform strongly. Our strategy is to focus on technology companies that have dominant market share, long product lifecycles and recurring revenues. Our holdings in Microsoft and Cisco Systems fit the bill perfectly, and they are two very solid holdings for the Fund thus far in 1999.

OUTLOOK

Though the Fund's management team neither makes nor relies on economic forecasts to make investment decisions, it is generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. The management team believes that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, however, the team continues to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. The team believes that the enduring competitive advantage of the companies it owns -- based on the criteria mentioned above -- have the potential to withstand even an uncertain market environment.

     PORTFOLIO COMPOSITION--TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

                                                                                    PERCENTAGE OF
COMPANY                                               LINE OF BUSINESS               NET ASSETS
Microsoft Corp.                           Computer Software & Services............        3.9%
AT&T Corp.-Liberty Media Group            Telecommunications......................        3.1
General Electric Co.                      Diversified Manufacturing...............        2.7
AES Corp.                                 Electric Utilities......................        2.6
Time Warner, Inc.                         Diversified Operations..................        2.5
Bristol Myers Squibb Co.                  Drugs & Health Care.....................        2.3
Qualcomm, Inc.                            Telecommunications......................        2.2
Pfizer, Inc.                              Drugs & Health Care.....................        2.1
Cisco Systems, Inc.                       Computer Hardware/Software & Services...        2.0
State Street Corp.                        Financial Services......................        2.0

Goldman Sachs Growth Equity Investment Management Team
July 29, 1999
------------
(1,4,*) Please see page 11 for disclosures

PROTECTIVE GROWTH AND INCOME FUND(4)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW--Over the six-month period ended June 30, 1999, the Fund generated an 11.76% cumulative total return.(1) Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of 12.38%.

The last six months have been a study in contrasts in the U.S. equity market and for the Fund. During the first quarter of 1999 the stock market rose, but the rally was extremely narrow--limited mostly to a few very large growth companies and the technology sector. In contrast, the Fund's strategy is to invest primarily in companies whose share prices appear discounted relative to long-term value due to near-term uncertainty or pessimism in the marketplace. As a result of this value bias, the Fund underperformed the S&P 500 Index during the first quarter.

However, in April we saw a reversal of fortune, as investors abruptly shifted gears and took a renewed interest in economically sensitive and generally less expensive stocks. This dramatic change continued throughout the second quarter, and during that period the Fund's 10.09% return handily outperformed its benchmark's return of 7.05%.

The Fund received positive contributions from many of its stock selections. For example, our energy holdings significantly outperformed the market and other stocks in the industry. We built up a significant position in the energy sector early in the year due to our view that oil stocks reflected unsustainable low oil prices. As oil prices began to rise in March several of the Fund's oil-related stocks contributed solid gains to the portfolio. Successful stock selection in forest products, motor vehicles and drugs also fueled performance in the first six months of the year. We took advantage of strong performance to take profits from Georgia Pacific Corp., which benefited from a rebound in pricing outlook and forecasts of substantially higher earnings in the near term. Among autos, LucasVarity was acquired; this boosted the stock past our target price. Finally, we benefited from pharmaceutical holdings such as Bristol Myers Squibb, Eli Lilly (0.3% of net assets) and Warner Lambert.

PORTFOLIO HIGHLIGHTS

- FEDERATED DEPARTMENT STORES--Federated has been a strong performer for the Fund. It has benefited from the strong economy and sales that have exceeded industry expectations. Federated was also aided by investor optimism regarding the benefits of its recent acquisition of Fingerhut and its developing electronic commerce strategy.

- AT&T CORPORATION--AT&T's stock had become discounted due to concern whether it would engage in a bidding war for MediaOne's cable assets. In early May, Comcast withdrew its competitive bid and AT&T's stock rose sharply, benefiting the performance of the Fund. We believe the company still has significant oppor-tunity to improve its margins and that many investors are still underestimating the long-term earnings potential of the company.

- PHILIP MORRIS COMPANIES--Philip Morris experienced a number of setbacks early in the year due to regulatory and legal issues. However, its stock rebounded following settlements of various lawsuits. The company's stock performance is still tied to investor sentiment regarding litigation exposure. However, we believe that investors have overestimated the ultimate financial impact of liabilities to which tobacco companies will be subject. And we believe that Philip Morris still trades at a deep discount to the long-term value of its generous cash flow, even when figuring substantial future liabilities into our estimates.

OUTLOOK

We continue to improve the Fund's level of diversification and liquidity in order to provide returns more consistent with its peer group and the S&P 500 Index. Within this risk management framework, we maintain a value orientation and hope to continue to add value through stock selection and fundamental research. We believe that our holdings, which collectively sell at a discount to the S&P 500, offer both a margin of downside protection and significant upside return potential over the business cycle.

------------
(1,4) Please see page 11 for disclosures

PROTECTIVE GROWTH AND INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

     PORTFOLIO COMPOSITION--TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

                                                                                    PERCENTAGE OF
COMPANY                                               LINE OF BUSINESS               NET ASSETS
Philip Morris Cos., Inc.                  Tobacco.................................        2.8%
Bank of America Corp.                     Banks...................................        2.5
First Union Corp.                         Banks...................................        2.4
Bank One Corp.                            Banks...................................        2.4
General Motors Corp.                      Automobile..............................        2.3
Browning-Ferris Industries, Inc.          Environmental Control...................        2.2
AT&T Corp.                                Telecommunications......................        2.2
Federated Department Stores, Inc.         Retail..................................        2.1
Royal Dutch Petroleum Co.                 Oil.....................................        2.0
GTE Corp.                                 Telecommunications......................        1.9

Goldman Sachs Value Management Team
July 29, 1999

------------
* Please see page 11 for disclosures

PROTECTIVE CORE U.S. EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW--Over the six-month period ended June 30, 1999, the Fund generated a 13.50% cumulative total return.(1) Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a 12.38% cumulative total return.

The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

The Fund's investment process and diversification of themes were key benefits during the reporting period, as we experienced dramatic shifts in investor sentiment. During the first quarter of the year the stock market's rally was extremely narrow, limited mostly to a few very large growth companies and the technology sector. Early in the second quarter, investors rotated assets into value-oriented, smaller-cap and cyclical issues, but again favored large-cap growth by the time the quarter ended. In the first quarter, the momentum theme of our quantitative process helped us to select winning stocks, although as the market's preferences shifted, these results were difficult to maintain. Overall, during the first six months of the year the Fund was able to outperform its benchmark by 112 basis points.

OUTLOOK

Despite a period of shifting investor preference and above average return dispersion (the difference between the best- and worst-performing stocks), the Fund's investment process led to excess returns during the period, as it has done in the past. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, and lower-risk stocks should perform better than higher risk stocks. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

     PORTFOLIO COMPOSITION--TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

                                                                                    PERCENTAGE OF
COMPANY                                               LINE OF BUSINESS               NET ASSETS
Microsoft Corp.                           Computer Software & Services............        5.0%
International Business Machines, Inc.     Computer Hardware/Software & Services...        3.3
Exxon Corp.                               Oil.....................................        3.3
General Electric Co.                      Diversified Manufacturing...............        3.1
Eastman Kodak Co.                         Photography.............................        2.3
AT&T Corp.                                Telecommunications......................        2.3
Bank of America Corp.                     Banks...................................        2.1
Cisco Systems, Inc.                       Computer Hardware/Software & Services...        1.8
American International Group, Inc.        Insurance...............................        1.8
Providian Financial Corp.                 Financial Services......................        1.8

Goldman Sachs Quantitative Equity Management Team
July 29, 1999

------------
(1,*) Please see page 11 for disclosures

PROTECTIVE SMALL CAP VALUE FUND(2,4)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

Over the six-month period ended June 30, 1999, the Fund generated a cumulative total return of 14.13%.(1) Over the same time period, the Fund's benchmark, the Russell 2000 Index, generated a 9.28% cumulative total return.

In the first quarter, small cap stocks continued to underperform the broader market, which was being led by a short list of large and liquid growth and technology stocks. By the end of the first quarter the Russell 2000 Index was selling at a 39% price-to-earnings discount to the S&P 500 Index, while, on average, it has sold at a price-to-earnings premium over the past two decades.

Then, during the second quarter the Fund experienced substantial broad-based gains and enjoyed double-, and in some cases even triple-digit returns, from our holdings. There were many drivers behind the turnaround. Monetary easing by central banks around the globe mitigated liquidity concerns surrounding the 1998 financial crises and restored investor confidence in both domestic and global growth. Signs of global economic strength inspired investors to venture towards discounted segments of the market such as economically-sensitive industrials, value stocks and small cap names. During the second quarter the Fund's 25.4% return substantially outperformed the 15.6% return of its benchmark. Year-to-date, the Fund is outperforming its benchmark by 485 basis points.

PORTFOLIO HIGHLIGHTS
- INACOM, a provider of information services and products, was plagued with integration issues in the first quarter following its February acquisition of Vanstar. However, subsequent improvements in volume growth became apparent and the stock appreciated 63% during this most recent quarter.

- CMP GROUP, a Fund utility holding, recently sold its generation assets, boasted attractive cash reserves and became the acquisition target of Energy East Corp. Though the companies have not yet completed regulatory procedures for the acquisition, the announced deal caused the stock to rise substantially.

- UCAR INTERNATIONAL, a leading manufacturer of graphite and carbon electrodes for steel and aluminum production, rallied as confidence in global steel production improved during the second quarter. Cost-cutting has enabled the company to achieve the lowest production costs in the industry, and with its competitors cutting capacity, UCAR could stand to benefit from improved demand and pricing.

OUTLOOK

In recent months, we were reassured to see the Fund's value strategy perform up to expectations. As in the past, we have seen investors overreact to uncertainty or temporary disappointments and drive stock prices and valuations to unsustainably low levels. When stocks are priced according to such low expectations, they are more likely to possess limited downside with significant upside, and these are the investment opportunities for which we search. During such times, even modest improvements in market conditions or fundamentals can prompt sharp rebounds, as we saw with many of our holdings. Despite a tremendous recovery in the second quarter, we believe that significant upside potential remains in several of our holdings and in the overall portfolio. We believe the Fund remains significantly discounted relative to both its universe and to large cap stocks.

                               FUND     RUSSELL 2000     S&P 500
                             ---------  -------------  -----------
P/E TRAILING 12 MO.              15.7x        27.8x         32.8x
P/E 1 YR. FORECAST               14.3x        20.1x         26.2x
PRICE/BOOK                        1.9x         2.4x          5.2x

We will continue with our disciplined first-hand fundamental research process: to seek out the neglected and misunderstood companies that we believe possess the potential to deliver superior long-term returns.

------------
(1,2,4) Please see page 11 for disclosures.

PROTECTIVE SMALL CAP VALUE FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

      PORTFOLIO COMPOSITON--TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

                                                                                    PERCENTAGE OF
COMPANY                                               LINE OF BUSINESS               NET ASSETS
InaCom Corp.                              Computer Software & Services............        2.7%
Pacific Century Financial Corp.           Banks...................................        2.6
General Semiconductor, Inc.               Semiconductors..........................        2.6
CMP Group, Inc.                           Electric Utilities......................        2.5
ESG Re Ltd.                               Insurance...............................        2.5
Burlington Industries, Inc.               Textiles................................        2.3
UCAR International, Inc.                  Steel...................................        2.3
PXRE Corp.                                Insurance...............................        2.1
Mortons Restaurant Group, Inc.            Restaurants.............................        2.0
Quest Diagnostics, Inc.                   Drugs & Health Care.....................        2.0

Goldman Sachs Value Management Team
July 29, 1999

---------------
* OPINIONS EXPRESSED REPRESENT OUR PRESENT OPINIONS ONLY. REFERENCE TO INDIVIDUAL SECURITIES SHOULD NOT BE CONSTRUED AS A COMMITMENT THAT SUCH SECURITIES WILL BE RETAINED IN THE FUND. FROM TIME TO TIME, THE FUND MAY CHANGE THE INDIVIDUAL SECURITIES IT HOLDS, THE NUMBER OR TYPES OF SECURITIES HELD AND THE MARKETS IN WHICH IT INVESTS. REFERENCES TO INDIVIDUAL SECURITIES DO NOT CONSTITUTE A RECOMMENDATION TO THE INVESTOR TO BUY, HOLD OR SELL SUCH SECURITIES. IN ADDITION, REFERENCES TO PAST PERFORMANCE OF THE FUND DO NOT INDICATE FUTURE RETURNS, WHICH ARE NOT GUARANTEED AND WILL VARY. FURTHERMORE, THE VALUE OF SHARES OF THE FUND MAY FALL AS WELL AS RISE.

(1) Results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

 Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or had Protective Life Insurance Company or Protective Investment Advisors, Inc. not reimbursed certain Fund expenses, total returns would be lower.

(2) The stocks of smaller companies are often associated with higher risks and greater volatility than stocks of larger companies. At times the funds may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

(3) Emerging market securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

(4) The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

                         PROTECTIVE GLOBAL INCOME FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                           PRINCIPAL
                                             AMOUNT
       SECURITY DESCRIPTION                  (000)         VALUE
-----------------------------------        ----------   ------------

CORPORATE BONDS--31.4%
CANADA--0.5%
North America Capital Corp.
   8.250%, 11/17/2003..............   GBP        200    $    328,400
                                                        ------------
FRANCE--0.4%
Credit National Interfinance BV
   7.000%, 11/14/2005..............   USD        300         294,355
                                                        ------------
GERMANY--5.2%
Baden-Wuerttembergishe Bank AG
   5.375%, 02/05/2010..............   DEM      2,000       1,081,890
Bayerische Landesbank Girozent
   6.625%, 06/25/2007..............   USD      1,800       1,774,440
LB Rheinland-Pfalz Girozent
   5.750%, 10/16/2003..............   EUR        511         561,656
                                                        ------------
                                                           3,417,986
                                                        ------------
JAPAN--6.3%
Asian Development Bank
   5.625%, 02/18/2002..............   JPY    200,000       1,868,144
European Investment Bank
   2.125%, 09/20/2007..............   JPY    120,000       1,020,796
International Bank for
   Reconstruction & Development
   5.250%, 03/20/2002..............   JPY     80,000         743,450
   5.750%, 02/06/2008..............   USD        200         188,165
   2.000%, 02/18/2008..............   JPY     40,000         339,131
                                                        ------------
                                                           4,159,686
                                                        ------------
SPAIN--0.6%
Instituto De Credito Official
   6.000%, 05/19/2008..............   USD        400         381,433
                                                        ------------
THE NETHERLANDS--1.5%
Nederlandse Waterschapsbank
   6.125%, 02/13/2008..............   USD      1,000         954,731
                                                        ------------
UNITED KINGDOM--5.3%
Abbey National Treasury
   8.000%, 04/02/2003..............   GBP        700       1,168,319

                                           PRINCIPAL
                                             AMOUNT
       SECURITY DESCRIPTION                  (000)         VALUE
-----------------------------------        ----------   ------------


UNITED KINGDOM--(CONTINUED)

B.A.T. International Finance
   4.875%, 02/25/2009..............   EUR        500    $    486,358
Bank Nederlandse Gemeenten N.V.
   6.375%, 03/30/2005..............   GBP        300         480,147
Cable & Wireless PLC
   6.500%, 12/16/2003..............   USD        400         393,634
Diageo Capital PLC
   6.000%, 03/27/2003..............   USD        200         194,720
Imperial Tobacco
   Group PLC
   7.125%, 04/01/2009..............   USD        400         377,320
Royal Bank of Scotland
   5.250%, 07/22/2008..............   DEM        800         418,110
                                                        ------------
                                                           3,518,608
                                                        ------------
UNITED STATES--11.6%
Ameritech Capital Fund
   5.875%, 02/19/2003..............   USD      1,100       1,073,380
Associates Corp. of North America
   5.800%, 04/20/2004..............   USD        400         385,476
Bank of America Corp.
   6.625%, 06/15/2004..............   USD        600         601,482
Conoco, Inc.
   5.900%, 04/15/2004..............   USD        400         390,312
Delphi Automotive Systems Corp.
   6.125%, 05/01/2004..............   USD        500         486,235
Ford Motor Credit Co.
   6.125%, 04/28/2003..............   USD        700         690,158
Highwoods Realty LP
   6.750%, 12/01/2003..............   USD        300         289,617
Household Finance Corp.
   6.125%, 02/27/2003..............   USD        600         575,899
MEPC Finance, Inc.
   7.500%, 05/01/2003..............   USD        500         513,615
Merrill Lynch & Co., Inc.
   6.000%, 02/12/2003..............   USD        400         394,252
Prudential Insurance Company of
   America
   6.375%, 07/23/2006..............   USD        600         571,440
Sprint Capital Corp.
   6.375%, 05/01/2009..............   USD        800         751,145
TRW Inc.
   7.125%, 06/01/2009..............   USD        600         582,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE GLOBAL INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                           PRINCIPAL
                                             AMOUNT
       SECURITY DESCRIPTION                  (000)         VALUE
-----------------------------------        ----------   ------------

CORPORATE BONDS--(CONTINUED)
UNITED STATES--(CONTINUED)
Tyco International Ltd.
   6.125%, 11/01/2008..............   USD        400    $    373,292
                                                        ------------
                                                           7,679,023
                                                        ------------
TOTAL CORPORATE BONDS--
   (Cost $21,505,904)                                     20,734,222
                                                        ------------
GOVERNMENT AND AGENCY SECURITIES--53.9%
CANADA--2.1%
Ontario Hydro
   6.100%, 01/30/2008..............   USD      1,000         957,900
Province of Quebec
   5.750%, 02/15/2009..............   USD        500         457,900
                                                        ------------
                                                           1,415,800
                                                        ------------
DENMARK--1.9%
Kingdom of Denmark
   8.000%, 05/15/2003..............   DKK      8,000       1,261,013
                                                        ------------
FRANCE--11.1%
Government of France
   4.500%, 07/12/2003..............   EUR      4,700       4,961,344
   8.500%, 04/25/2023..............   EUR      1,600       2,334,617
                                                        ------------
                                                           7,295,961
                                                        ------------
GERMANY--10.8%
Federal Republic of Germany
   4.500%, 08/19/2002..............   EUR      2,400       2,534,870
   5.250%, 01/04/2008..............   EUR      2,300       2,509,021
   6.250%, 01/04/2024..............   EUR      1,800       2,060,965
                                                        ------------
                                                           7,104,856
                                                        ------------
ITALY--4.1%
Republic of Italy
   4.500%, 04/15/2001..............   EUR      1,500       1,577,700
   5.125%, 07/29/2003..............   JPY     80,000         772,544
   6.750%, 07/01/2007..............   EUR        300         347,738
                                                        ------------
                                                           2,697,982
                                                        ------------
JAPAN--8.2%
Government of Japan
   0.900%, 12/22/2008..............   JPY    720,000       5,412,053
                                                        ------------

                                           PRINCIPAL
                                             AMOUNT
       SECURITY DESCRIPTION                  (000)         VALUE
-----------------------------------        ----------   ------------

NEW ZEALAND--0.4%
New Zealand Government
   8.000%, 11/15/2006..............   NZD        500    $    287,333
                                                        ------------
SWEDEN--1.2%
Kingdom of Sweden
   9.000%, 04/20/2009..............   SEK      5,000         764,560
                                                        ------------
UNITED KINGDOM--6.4%
U.K. Treasury
   9.500%, 10/25/2004..............   GBP      1,600       2,982,087
   7.750%, 09/08/2006..............   GBP        700       1,254,209
                                                        ------------
                                                           4,236,296
                                                        ------------
UNITED STATES--7.7%
Federal National Mortgage
   Association
   2.125%, 10/09/2007..............   JPY     50,000         422,832
United States
   Treasury Bonds
   11.250%, 02/15/2015.............   USD        700       1,047,809
   6.750%, 08/15/2026..............   USD      1,200       1,284,744
United States
   Treasury Notes
   7.000%, 07/15/2006..............   USD      1,100       1,165,142
   3.625%, 01/15/2008..............   USD        617         599,264
   5.625%, 05/15/2008..............   USD        600         587,718
                                                        ------------
                                                           5,107,509
                                                        ------------
TOTAL GOVERNMENT AND AGENCY SECURITIES--
   (Cost $37,254,559)                                     35,583,363
                                                        ------------
SHORT TERM INVESTMENTS--14.7%
COMMERCIAL PAPERS--2.2%
GERMANY--0.7%
Deutsche Bank
   5.150%, 01/20/2000..............   USD        500         483,166
THE NETHERLANDS--0.7%
Rabobank Nederland
   5.130%, 01/20/2000..............   USD        500         483,166
UNITED STATES--0.8%
Halifax Corp.
   5.140%, 01/20/2000..............   USD        500         483,166

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE GLOBAL INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                           PRINCIPAL
                                             AMOUNT
       SECURITY DESCRIPTION                  (000)         VALUE
-----------------------------------        ----------   ------------

SHORT TERM INVESTMENTS--(CONTINUED)
TIME DEPOSIT--12.5%
State Street Bank and Trust Co.
   Eurodollar Time Deposit
   5.250%, 07/01/1999..............   USD      8,244    $  8,244,000
                                                        ------------
TOTAL SHORT TERM INVESTMENTS--
   (Cost $9,701,988)                                       9,693,498
                                                        ------------
TOTAL INVESTMENTS--
   (Cost $68,462,451)--100.0%                            $66,011,083
                                                        ------------
                                                        ------------

See Glossary of Terms on page 46.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION               SHARES        VALUE
----------------------------------------  ------------  ------------

COMMON STOCK--99.1%
AUSTRALIA--2.4%
Brambles Industries Ltd.................        18,600  $    489,362
Broken Hill Proprietary Co. Ltd.........        14,900       172,369
Fosters Brewing Group Ltd...............       162,634       457,774
Lend Lease Corp.........................        10,360       142,058
National Australia Bank Ltd.............        47,700       788,301
News Corp...............................        45,700       389,407
Tab Corp Holdings Ltd...................        54,578       367,282
Telstra Corp. Ltd.......................        14,300        81,835
Westpac Banking Corp. Ltd...............       120,929       783,413
Woolworths Ltd..........................       143,114       475,393
                                                        ------------
                                                           4,147,194
                                                        ------------
DENMARK--0.7%
ISS International Service System AS,
   Class B..............................        23,446     1,251,589
                                                        ------------
FINLAND--1.9%
Nokia Oyj...............................        38,050     3,334,027
                                                        ------------
FRANCE--10.8%
Accor SA................................         2,904       728,939
Alstom..................................        38,381     1,206,734
AXA FA..................................        17,530     2,137,776
Carrefour Supermarche SA................         4,434       651,338
Dexia France............................         9,155     1,224,979
Elf Aquitaine SA........................         8,870     1,301,140
Rhone-Poulenc SA........................        67,329     3,075,385
SEITA...................................        35,817     2,067,630
Societe Generale........................        11,277     1,986,695
Total SA................................        14,023     1,808,397
Vivendi.................................        33,154     2,684,588
                                                        ------------
                                                          18,873,601
                                                        ------------
GERMANY--3.2%
Mannesmann AG...........................        19,487     2,906,759
Preussag AG.............................        50,337     2,703,464
                                                        ------------
                                                           5,610,223
                                                        ------------
HONG KONG--3.5%
Cheung Kong Holdings Ltd................        81,000       720,362
China Telecom Ltd.......................       254,000       705,501
CLP Holdings Ltd........................        66,000       320,702
Hang Seng Bank Ltd......................        54,000       603,782

          SECURITY DESCRIPTION               SHARES        VALUE
----------------------------------------  ------------  ------------


HONG KONG--(CONTINUED)

Hong Kong & China Gas Co. Ltd...........       297,000  $    430,651
Hong Kong Telecom Ltd...................       257,000       667,459
Hutchison Whampoa Ltd...................       145,000     1,312,898
New World Development Co. Ltd...........       184,000       551,388
Sun Hung Kai Properties Ltd.............        75,000       683,918
                                                        ------------
                                                           5,996,661
                                                        ------------
IRELAND--1.0%
Bank of Ireland.........................       101,953     1,713,099
                                                        ------------
ITALY--1.9%
Monte dei Paschi di Siena SPA*..........       117,370       520,261
Seat Pagine Gialle SPA..................     1,468,223     1,248,652
Unicredito Italiano SPA.................       366,636     1,610,053
                                                        ------------
                                                           3,378,966
                                                        ------------
JAPAN--24.1%
Aderans Co..............................        34,000     1,453,088
Asahi Glass Co. Ltd.....................       109,000       707,324
Bank of Tokyo Mitsubishi Ltd............       134,000     1,908,589
Bridgestone Corp........................        44,000     1,331,239
Canon, Inc..............................        80,000     2,301,397
Circle K Japan Co.......................        46,800     1,949,839
Fuji Photo Film Co......................        33,000     1,249,401
Honda Motor Co. Ltd.....................        17,000       720,923
Inaba Denkisangyo Co....................           100         1,542
Kao Corp................................        48,000     1,349,095
Kirin Brewery Co. Ltd...................       107,000     1,282,549
Konami Co. Ltd..........................        11,000       454,658
Mirai Industry Co.......................            10           149
Mitsui Marine & Fire....................       400,000     1,967,430
NEC Corp................................       105,000     1,306,316
NGK Insulators Ltd......................       149,000     1,556,882
Nintendo Co.............................        13,700     1,926,403
Nippon Telegraph & Telephone Corp.......           206     2,401,091
NTT Corp................................            19       257,585
NTT Mobile Communications Network, Inc.
   *....................................            76     1,017,773

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION               SHARES        VALUE
----------------------------------------  ------------  ------------

COMMON STOCK--(CONTINUED)
JAPAN--(CONTINUED)
Rohm Co. Ltd............................        15,000  $  2,349,756
Shin-Etsu Chemical Co. Ltd..............        61,000     2,042,242
SMC Corp................................        15,900     1,780,979
Taisho Pharmaceutical Co. Ltd...........        27,000       892,783
Takefuji Corp...........................        21,700     2,244,085
TDK Corp................................        20,000     1,830,206
Terumo Corp.............................        49,000     1,091,634
Toppan Forms Co. Ltd....................        87,000     1,654,129
Yamanouchi Pharmaceutical Co. Ltd.......        70,000     2,679,177
Yoshinoya D&C Co. Ltd...................             9       162,189
                                                        ------------
                                                          41,870,453
                                                        ------------
NEW ZEALAND--0.1%
Telecom Corp. of New Zealand Ltd........        44,000       188,696
                                                        ------------
PORTUGAL--0.4%
Electricidade de Portugal SA............        39,356       708,355
                                                        ------------
SINGAPORE--1.2%
City Developments Ltd...................        50,000       320,212
Development Bank of Singapore Ltd.......        33,000       403,290
Natsteel Electronics Ltd................        79,000       345,799
Singapore Airlines Ltd..................        26,000       247,474
Singapore Press Holdings Ltd............        28,000       477,086
Singapore Technologies Engineering
   Ltd..................................       163,000       184,835
Singapore Telecommunications Ltd........        36,000        61,763
                                                        ------------
                                                           2,040,459
                                                        ------------
SPAIN--2.8%
Acerinox SA.............................        32,054       936,765
Endesa SA...............................        55,425     1,181,549
Telefonica SA...........................        58,536     2,825,809
                                                        ------------
                                                           4,944,123
                                                        ------------
SWEDEN--6.3%
Ericsson LM Telephone, Series B.........        98,031     3,146,831

          SECURITY DESCRIPTION               SHARES        VALUE
----------------------------------------  ------------  ------------


SWEDEN--(CONTINUED)

Forenings Sparbanken Sverige AB, Class
   A....................................       115,327  $  1,630,256
Securitas AB, Class B...................       204,531     3,059,894
Skandia Forsakrings AB..................       168,241     3,151,174
                                                        ------------
                                                          10,988,155
                                                        ------------
SWITZERLAND--4.5%
Nestle SA...............................         1,265     2,278,480
Novartis AG.............................         1,591     2,322,404
UBS AG..................................        10,610     3,165,739
                                                        ------------
                                                           7,766,623
                                                        ------------
THE NETHERLANDS--13.3%
Benckiser N.V., Class B.................        44,513     2,374,613
Equant N.V. *...........................        17,837     1,643,822
Fortis N.V..............................        47,187     1,456,850
Getronics N.V...........................        65,880     2,533,133
Ing Groep N.V...........................        40,011     2,165,381
Koninklijke (Royal) Philips Electronics
   N.V..................................        12,857     1,267,711
Koninklijke KPN N.V.....................        53,667     2,517,180
STMicroelectronics N.V..................        28,246     1,880,984
TNT Post Group N.V......................        83,303     1,987,958
VNU N.V.................................        77,784     3,107,116
Wolters Kluwer N.V......................        54,854     2,182,686
                                                        ------------
                                                          23,117,434
                                                        ------------
UNITED KINGDOM--21.0%
Allied Zurich PLC.......................       193,850     2,436,810
AstraZeneca Group PLC...................        72,271     2,794,389
BP Amoco PLC............................       130,791     2,341,970
British Telecommunications PLC..........       191,304     3,202,387
Carlton Communications PLC..............       138,157     1,145,470
Diageo PLC..............................       131,105     1,377,351
General Electric Co. PLC................        74,241       754,209
Glaxo Wellcome PLC......................       126,372     3,511,789
Great Universal Stores PLC..............       100,741     1,123,461
Halifax PLC.............................       162,424     1,935,518
Hays PLC................................        87,030       917,741
HSBC Holdings PLC.......................        49,338     1,744,360
Lloyds TSB Group PLC....................       115,921     1,574,137
Misys PLC...............................       163,438     1,398,872
Rentokil Group PLC......................       187,489       727,003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE INTERNATIONAL EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION               SHARES        VALUE
----------------------------------------  ------------  ------------

COMMON STOCK--(CONTINUED)
UNITED KINGDOM--(CONTINUED)
Select Appointments Holdings PLC........       174,745  $  2,085,095
Shell Transport & Trading Co. PLC.......       204,777     1,536,432
Stagecoach Holdings PLC.................       267,240       955,155
Unilever PLC............................       104,341       925,952
Vodafone Group PLC......................       210,744     4,145,673
                                                        ------------
                                                          36,633,774
                                                        ------------
TOTAL COMMON STOCK-- (Cost $157,058,740)
                                                         172,563,432
                                                        ------------
PREFERRED STOCK--0.7%
GERMANY--0.7%
Henkel KGAA Vorzig......................        16,904     1,153,568
                                                        ------------
TOTAL PREFERRED STOCK-- (Cost $1,341,230)
                                                           1,153,568
                                                        ------------

                                           PRINCIPAL
                                             AMOUNT
                                             (000)
                                          ------------

SHORT TERM INVESTMENT--0.2%
TIME DEPOSIT--0.2%
State Street Bank and Trust Co.
   Eurodollar Time Deposit 5.250%,
   07/01/1999...........................  $        362       362,000
                                                        ------------
TOTAL SHORT TERM INVESTMENT--(Cost $362,000)
                                                             362,000
                                                        ------------
TOTAL INVESTMENTS-- (Cost $158,761,970)--100.0%
                                                        $174,079,000
                                                        ------------
                                                        ------------

*    Denotes non-income producing security.

                      ANALYSIS OF INDUSTRY CLASSIFICATIONS

                                             % OF
INDUSTRY                                  INVESTMENTS        VALUE
----------------------------------------  -----------   ---------------
Airlines                                       0.1%     $       247,474
Alcohol                                        0.3              457,774
Auto Components                                1.7            2,888,121
Automobile                                     1.4            2,501,902
Beverages                                      0.7            1,282,549
Broadcast Media                                0.7            1,145,470
Business Services                              5.3            9,299,340
Chemical Products                              1.8            3,195,810
Commercial Services                            0.7            1,251,589
Communication Services                         1.8            3,106,592
Computer Hardware/Software & Services          3.2            5,575,828
Cosmetics                                      1.6            2,802,183
Diversified Operations                         5.1            8,843,894
Drugs & Health Care                            3.7            6,489,423
Electric Utilities                             1.3            2,210,606
Electrical Equipment                           0.0                1,542
Electronics                                    5.3            9,148,195
Electronics--Semiconductors                    1.3            2,349,756
Energy                                         0.7            1,301,140
Engineering                                    0.1              184,836
Finance & Banking                              3.4            5,834,276
Financial Services                            10.1           17,625,237
Foods                                          2.2            3,818,020
Household Products                             1.9            3,300,565
Insurance                                      2.6            4,574,586
Insurance Brokers                              1.1            1,967,430
Leisure Time                                   0.9            1,550,879
Major Regional Banks                           4.2            7,292,507
Manufacturing--Diversified                     2.8            4,820,966
Media & Communications                         0.2              389,407
Office Equipment & Supplies                    1.3            2,301,397
Oil                                            1.4            2,341,970
Oil & Gas Services                             1.3            2,239,048
Petroleum Services                             0.9            1,536,432
Pharmaceuticals                                5.7            9,878,138
Photography                                    0.7            1,249,401
Printing                                       1.0            1,654,129
Publishing--Newspapers                         3.3            5,766,888
Real Estate                                    1.3            2,275,880
Retail                                         2.4            4,200,030
Steel                                          0.5              936,765
Telecommunications                             9.1           15,783,006
Telephone                                      1.8            3,146,831
Tobacco                                        1.2            2,067,630
Toys                                           1.1            1,926,403
Transportation                                 0.6              955,155
Time Deposits                                  0.2              362,000
                                               ---      ---------------
  TOTAL                                        100%     $   174,079,000
                                               ---      ---------------
                                               ---      ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE CAPITAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION              SHARES         VALUE
----------------------------------------  ----------   -------------

COMMON STOCK--97.6%
BANKS--3.8%
Bank of America Corp....................     31,100    $   2,280,019
Bank One Corp...........................     54,206        3,228,645
Citigroup, Inc..........................     58,725        2,789,437
                                                       -------------
                                                           8,298,101
                                                       -------------
BEVERAGES--2.5%
Coca Cola Co............................     47,800        2,987,500
PepsiCo, Inc............................     62,100        2,402,494
                                                       -------------
                                                           5,389,994
                                                       -------------
BROADCAST MEDIA--5.6%
Cablevision Systems Corp., Class A *....     28,400        1,988,000
CBS Corp................................     75,300        3,270,843
Chancellor Media Corp. *................     38,800        2,138,850
Clear Channel Communications, Inc. *....     20,884        1,439,691
EchoStar Communications Corp., Class A
   *....................................      6,900        1,058,719
Infinity Broadcasting Corp., Class A
   *....................................     77,900        2,317,525
                                                       -------------
                                                          12,213,628
                                                       -------------
BUSINESS SERVICES--4.6%
Automatic Data Processing, Inc..........     23,700        1,042,800
Ecolab, Inc.............................     35,300        1,539,962
First Data Corp.........................     71,000        3,474,562
Galileo International, Inc..............     27,400        1,464,188
Service Corp. International.............    133,200        2,564,100
                                                       -------------
                                                          10,085,612
                                                       -------------
CHEMICALS--1.3%
Air Products & Chemicals, Inc...........      9,500          382,375
Du Pont (E.I.) de Nemours & Co..........     22,800        1,557,525
Minnesota Mining & Manufacturing Co.....     11,300          982,394
                                                       -------------
                                                           2,922,294
                                                       -------------
COMPUTER HARDWARE/SOFTWARE & SERVICES--5.9%
CheckFree Holdings Corp. *..............     14,600          402,413
Cisco Systems, Inc. *...................     68,200        4,398,900
EMC Corp. *.............................     16,500          907,500
International Business Machines, Inc....     32,900        4,252,325
Sun Microsystems, Inc. *................     42,300        2,913,412
                                                       -------------
                                                          12,874,550
                                                       -------------

          SECURITY DESCRIPTION              SHARES         VALUE
----------------------------------------  ----------   -------------

COMPUTER SOFTWARE & SERVICES--5.6%
At Home Corp., Series A *...............     28,368    $   1,530,099
Microsoft Corp. *.......................     94,700        8,540,756
Sterling Commerce, Inc. *...............     34,400        1,255,600
Verisign, Inc. *........................      9,400          810,750
                                                       -------------
                                                          12,137,205
                                                       -------------
COSMETICS--1.5%
Avon Products, Inc......................     59,100        3,280,050
                                                       -------------
DIVERSIFIED MANUFACTURING--2.7%
General Electric Co.....................     52,500        5,932,500
                                                       -------------
DIVERSIFIED OPERATIONS--2.5%
Time Warner, Inc........................     72,900        5,358,150
                                                       -------------
DRUGS & HEALTH CARE--11.2%
American Home Products Corp.............     61,200        3,519,000
Bristol Myers Squibb Co.................     71,060        5,005,289
Eli Lilly & Co..........................     21,200        1,518,450
Johnson & Johnson Co....................     23,200        2,273,600
Merck & Co., Inc........................     31,800        2,353,200
Pfizer, Inc.............................     40,900        4,488,775
Schering-Plough Corp....................     37,000        1,961,000
Warner-Lambert Co.......................     47,500        3,295,312
                                                       -------------
                                                          24,414,626
                                                       -------------
ELECTRIC UTILITIES--2.6%
AES Corp. *.............................     96,400        5,603,250
                                                       -------------
ENVIRONMENTAL CONTROL--1.5%
Waste Management, Inc...................     59,900        3,219,625
                                                       -------------
FINANCIAL SERVICES--7.9%
Ambac Financial Group, Inc..............     13,800          788,325
Federal Home Loan Mortgage Corp.........     62,900        3,648,200
Federal National Mortgage Assn..........     49,900        3,411,912
MBNA Corp...............................    107,100        3,279,938
State Street Corp.......................     51,300        4,379,737
The CIT Group, Inc., Class A............     22,100          638,138
Wells Fargo Co..........................     26,900        1,149,975
                                                       -------------
                                                          17,296,225
                                                       -------------
FOODS--2.7%
Nabisco Holdings Corp., Class A.........     41,200        1,781,900
Ralston Purina Co.......................     81,200        2,471,525
Wrigley (WM) Jr. Co.....................     17,240        1,551,600
                                                       -------------
                                                           5,805,025
                                                       -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE CAPITAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION              SHARES         VALUE
----------------------------------------  ----------   -------------

COMMON STOCK--(CONTINUED)
HOTELS--1.2%
Marriott International, Inc., Class A...     45,300    $   1,693,088
Starwood Hotels & Resorts Worldwide,
   Inc..................................     29,200          892,425
                                                       -------------
                                                           2,585,513
                                                       -------------
HOUSEHOLD PRODUCTS--3.3%
Colgate-Palmolive Co....................     37,100        3,663,625
Procter & Gamble Co.....................     25,100        2,240,175
The Clorox Co...........................     12,500        1,335,156
                                                       -------------
                                                           7,238,956
                                                       -------------
INSURANCE--1.9%
American International Group, Inc.......     21,365        2,501,040
Hartford Life, Inc., Class A............     15,500          815,688
Nationwide Financial Services, Inc.,
   Class A..............................     20,900          945,725
                                                       -------------
                                                           4,262,453
                                                       -------------
MULTIMEDIA--2.2%
MediaOne Group, Inc. *..................     52,600        3,912,125
Walt Disney Co..........................     26,800          825,775
                                                       -------------
                                                           4,737,900
                                                       -------------
OIL--3.9%
Atlantic Richfield Co...................      5,500          459,594
Exxon Corp..............................     20,900        1,611,912
Mobil Corp..............................     11,100        1,098,900
Schlumberger Ltd........................     51,200        3,260,800
Texaco, Inc.............................     27,900        1,743,750
Unocal Corp.............................     11,100          439,838
                                                       -------------
                                                           8,614,794
                                                       -------------
PUBLISHING--1.8%
Valassis Communications, Inc.*..........     78,150        2,862,244
Ziff-Davis, Inc.--ZD *..................     73,700        1,137,744
                                                       -------------
                                                           3,999,988
                                                       -------------
PUBLISHING--NEWSPAPERS--3.0%
A.H. Belo Corp., Series A...............     83,600        1,645,875
Central Newspapers, Inc., Class A.......     36,600        1,377,075

          SECURITY DESCRIPTION              SHARES         VALUE
----------------------------------------  ----------   -------------

PUBLISHING--NEWSPAPERS--(CONTINUED)
Gannett Co., Inc........................     21,900    $   1,563,112
New York Times Co., Class A.............     34,900        1,284,756
Tribune Co..............................      8,900          775,413
                                                       -------------
                                                           6,646,231
                                                       -------------
RECREATIONAL PRODUCTS/LEISURE--0.4%
Hasbro, Inc.............................     30,600          854,888
                                                       -------------
RESTAURANTS--0.5%
McDonald's Corp.........................     24,000          991,500
                                                       -------------
RETAIL--5.9%
CVS Corp................................     18,400          933,800
Home Depot, Inc.........................     26,300        1,694,706
Tandy Corp..............................     77,000        3,763,375
Wal-Mart Stores, Inc....................     85,600        4,130,200
Walgreen Co.............................     81,000        2,379,375
                                                       -------------
                                                          12,901,456
                                                       -------------
SEMICONDUCTORS--1.6%
Intel Corp..............................     57,200        3,403,400
                                                       -------------
TELECOMMUNICATIONS--9.5%
AT&T Corp.--Liberty Media Group *.......    182,100        6,692,175
Comcast Corp., Class A..................     51,800        1,991,062
Crown Castle International
   Corp. *..............................     65,000        1,352,813
Lucent Technologies, Inc................     29,700        2,002,894
MCI WorldCom, Inc. *....................     47,000        4,044,937
Qualcomm, Inc...........................     33,200        4,764,200
                                                       -------------
                                                          20,848,081
                                                       -------------
TOBACCO--0.5%
Philip Morris Cos., Inc.................     28,900        1,161,419
                                                       -------------
TOTAL COMMON STOCK--
   (Cost $155,943,120)                                   213,077,414
                                                       -------------
DEPOSITORY RECEIPTS--0.4%
OIL--0.4%
Royal Dutch Petroleum Co................     14,100          849,525
                                                       -------------
TOTAL DEPOSITORY RECEIPTS--
   (Cost $710,801)                                           849,525
                                                       -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE CAPITAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                          PRINCIPAL
                                            AMOUNT
          SECURITY DESCRIPTION              (000)          VALUE
----------------------------------------  ----------   -------------

SHORT TERM INVESTMENTS--2.0%
REPURCHASE AGREEMENT--2.0%
State Street Bank and Trust Co.
   4.70%, 07/01/99, maturity
   value of $4,324,565, dated
   06/30/99, (collateralized by
   $3,075,000 United States
   Treasury Bond, 13.875%,
   05/15/11, with a value of
   $4,416,469)..........................    $ 4,324    $   4,324,000
                                                       -------------
TOTAL SHORT TERM INVESTMENTS--
   (Cost $4,324,000)                                       4,324,000
                                                       -------------
TOTAL INVESTMENTS--
   (Cost $160,977,921)--100.0%                          $218,250,939
                                                       -------------
                                                       -------------

*    Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       PROTECTIVE GROWTH AND INCOME FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------

COMMON STOCK--86.3%
AEROSPACE/DEFENSE--2.2%
Boeing Co...............................    41,100    $   1,816,106
Northrop Grumman Corp...................    55,400        3,673,712
Raytheon Co., Class A...................    40,300        2,775,663
                                                      -------------
                                                          8,265,481
                                                      -------------
AUTO COMPONENTS--2.4%
Autozone, Inc.*.........................    33,100          997,138
Dana Corp...............................     8,400          386,925
Delphi Automotive Systems Corp..........   235,442        4,370,392
TRW, Inc................................    63,200        3,468,100
                                                      -------------
                                                          9,222,555
                                                      -------------
AUTOMOBILE--2.3%
General Motors Corp.....................   132,800        8,764,800
                                                      -------------
AUTO SUPPLIERS--1.7%
Federal-Mogul Corp......................   122,200        6,354,400
                                                      -------------
BANKS--7.3%
Bank of America Corp....................   129,500        9,493,969
Bank One Corp...........................   152,900        9,107,106
First Union Corp........................   194,500        9,141,500
                                                      -------------
                                                         27,742,575
                                                      -------------
BROADCAST MEDIA--0.7%
CBS Corp................................    64,900        2,819,094
                                                      -------------
BUSINESS SERVICES--0.9%
Dun & Bradstreet Corp...................    96,200        3,409,088
                                                      -------------
CHEMICALS--0.7%
Minnesota Mining & Manufacturing Co.....    32,800        2,851,550
                                                      -------------
COMPUTER HARDWARE/
SOFTWARE & SERVICES--2.1%
Compaq Computer Corp....................   118,200        2,799,862
Hewlett Packard Co......................    40,100        4,030,050
NCR Corp.*..............................    21,100        1,029,944
                                                      -------------
                                                          7,859,856
                                                      -------------
DRUGS & HEALTH CARE--5.5%
American Home Products Corp.............    53,200        3,059,000
Baxter International, Inc...............    94,600        5,735,125
Eli Lilly & Co..........................    13,700          981,263

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------


DRUGS & HEALTH CARE--(CONTINUED)

Merck & Co., Inc........................    69,300    $   5,128,200
Pharmacia & Upjohn, Inc.................   106,600        6,056,212
                                                      -------------
                                                         20,959,800
                                                      -------------
ELECTRIC UTILITIES--6.2%
Entergy Corp............................   179,700        5,615,625
FPL Group, Inc..........................    66,100        3,610,713
Pacificorp..............................   318,100        5,845,087
PG&E Corp...............................    70,900        2,304,250
Unicom Corp.............................   157,300        6,065,881
                                                      -------------
                                                         23,441,556
                                                      -------------
ELECTRICAL EQUIPMENT--1.1%
General Motors Corp., Class H...........    76,600        4,308,750
                                                      -------------
ENVIRONMENTAL CONTROL--3.3%
Browning-Ferris Industries, Inc.........   195,000        8,385,000
Waste Management, Inc...................    74,800        4,020,500
                                                      -------------
                                                         12,405,500
                                                      -------------
FINANCIAL SERVICES--2.4%
Federal National Mortgage Assn..........    28,800        1,969,200
KeyCorp.................................    61,700        1,982,112
National City Corp......................    27,200        1,781,600
Wells Fargo Co..........................    75,600        3,231,900
                                                      -------------
                                                          8,964,812
                                                      -------------
FOODS--4.6%
Archer Daniels Midland Co...............   398,700        6,154,931
ConAgra Inc.............................   251,700        6,701,512
H.J. Heinz Co...........................    23,300        1,167,913
Nabisco Group Holdings Corp.............   167,200        3,270,850
                                                      -------------
                                                         17,295,206
                                                      -------------
HEALTHCARE MANAGEMENT--5.0%
Aetna, Inc..............................    63,200        5,652,450
Columbia/HCA Healthcare Corp............   115,300        2,630,281
HEALTHSOUTH Corp.*......................   263,700        3,939,019
Tenet Healthcare Corp.*.................   362,300        6,725,194
                                                      -------------
                                                         18,946,944
                                                      -------------
HOTELS--1.0%
Starwood Hotels & Resorts Worldwide,
   Inc..................................   129,600        3,960,900
                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       PROTECTIVE GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------

COMMON STOCK--(CONTINUED)
HOUSEHOLD PRODUCTS--0.1%
Unilever N.V............................     3,760    $     262,260
                                                      -------------
INSURANCE--6.8%
Allstate Corp...........................   155,700        5,585,738
CIGNA Corp..............................    50,200        4,467,800
Hartford Financial Services Group,
   Inc..................................    69,600        4,058,550
Loews Corp..............................    82,300        6,511,987
Provident Cos., Inc.....................    56,400        2,256,000
XL Capital Ltd., Class A................    54,100        3,056,650
                                                      -------------
                                                         25,936,725
                                                      -------------
MULTIMEDIA--1.0%
MediaOne Group, Inc.....................    52,300        3,889,813
                                                      -------------
OFFICE EQUIPMENT & SUPPLIES--0.5%
Xerox Corp..............................    34,800        2,055,375
                                                      -------------
OIL--3.2%
Atlantic Richfield Co...................    33,800        2,824,413
Exxon Corp..............................    44,900        3,462,912
Occidental Petroleum Corp...............   136,200        2,877,225
Texaco, Inc.............................    14,900          931,250
USX-Marathon Group......................    63,100        2,054,694
                                                      -------------
                                                         12,150,494
                                                      -------------
PAPER & FOREST PRODUCTS--0.7%
International Paper Co..................    50,200        2,535,100
                                                      -------------
PETROLEUM SERVICES--0.5%
Tosco Corp..............................    73,800        1,914,188
                                                      -------------
PRINTING--0.4%
R. R. Donnelley & Sons Co...............    39,300        1,456,556
                                                      -------------
PUBLISHING--NEWSPAPERS--1.0%
New York Times Co., Class A.............   104,900        3,861,631
                                                      -------------
RETAIL--5.4%
Federated Department Stores, Inc.*......   151,600        8,025,325
May Department Stores Co................    47,550        1,943,606
Sears Roebuck & Co......................    36,700        1,635,444

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------


RETAIL--(CONTINUED)

TJX Companies, Inc......................   128,900    $   4,293,981
Toys "R" Us, Inc.*......................   220,000        4,551,250
                                                      -------------
                                                         20,449,606
                                                      -------------
SEMICONDUCTORS--1.3%
Intel Corp..............................    81,200        4,831,400
                                                      -------------
TELECOMMUNICATIONS--10.4%
Ameritech Corp..........................    89,400        6,570,900
AT&T Corp...............................   149,665        8,353,178
Bell Atlantic Corp......................    86,300        5,641,862
BellSouth Corp..........................    40,600        1,903,125
GTE Corp................................    95,900        7,264,425
SBC Communications, Inc.................   120,300        6,977,400
U S West, Inc...........................    48,600        2,855,250
                                                      -------------
                                                         39,566,140
                                                      -------------
TEXTILES--1.5%
Sara Lee Corp...........................   250,400        5,680,950
                                                      -------------
TOBACCO--3.4%
Philip Morris Cos., Inc.................   267,100       10,734,081
R.J. Reynolds Tobacco Holdings, Inc.*...    68,433        2,155,633
                                                      -------------
                                                         12,889,714
                                                      -------------
TRANSPORTATION--0.7%
Burlington Northern Santa Fe Corp.......    80,900        2,507,900
                                                      -------------
TOTAL COMMON STOCK-- (Cost $308,906,479)
                                                        327,560,719
                                                      -------------
DEPOSITORY RECEIPTS--2.4%
AUTOMOBILE--0.3%
Volvo AB................................    40,200        1,180,875
                                                      -------------
OIL--2.1%
Royal Dutch Petroleum Co................   129,200        7,784,300
                                                      -------------
TOTAL DEPOSITORY RECEIPTS-- (Cost $6,840,446)
                                                          8,965,175
                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       PROTECTIVE GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                          PRINCIPAL
                                           AMOUNT
          SECURITY DESCRIPTION              (000)         VALUE
----------------------------------------  ---------   -------------

SHORT TERM INVESTMENTS--11.3%
REPURCHASE AGREEMENT--10.9%
State Street Bank and Trust Co. 4.70%,
   07/01/99, maturity value of
   $41,483,415 dated 06/30/99,
   (collateralized by $29,460,000 United
   States Treasury Bond, 13.875%,
   05/15/11, with a value of
   $42,311,925).........................  $ 41,478    $  41,478,000
                                                      -------------
U.S. GOVERNMENT SECURITY--0.4%
United States Treasury Bills 4.972%,
   12/09/1999**.........................     1,500        1,468,068
                                                      -------------
TOTAL SHORT TERM INVESTMENTS-- (Cost $42,945,900)
                                                         42,946,068
                                                      -------------
TOTAL INVESTMENTS-- (Cost $358,692,825)--100.0%
                                                       $379,471,962
                                                      -------------
                                                      -------------

OTHER INFORMATION--
At June 30, 1999, the Growth & Income Fund had open options contracts written as follows:

                              Expiration      Number
                             Date/ Strike       of
Call Options                     Price       Contracts    Value
--------------------------  ---------------  ---------  ---------
Cigna Corp................  Jul 99/3.34      47         $       0
Columbia/HCA                                              (27,706)
    Health Care...........  Aug 99/2.50      403
Ratheon Co................  Aug 99/3.09      83            (8,300)
                                                        ---------
                                                        $ (36,006)
                                                        ---------
                                                        ---------

At June 30, 1999, the Growth & Income Fund had open futures contracts as follows:

                                                            Unrealized
Future        Expiration        Contracts     Market Value     Gain
---------  ----------------  ---------------  ------------  -----------
S&P 500      September 1999            66     $ 22,798,050   $1,018,744

*    Denotes non-income producing security.

** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE CORE U.S. EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------

COMMON STOCK--97.8%
AEROSPACE/DEFENSE--1.0%
Honeywell, Inc..........................     4,300    $     498,263
United Technologies Corp................    38,300        2,745,631
                                                      -------------
                                                          3,243,894
                                                      -------------
AGRICULTURE EQUIPMENT--0.5%
Caterpillar, Inc........................    15,800          948,000
Deere & Co..............................    18,600          737,025
                                                      -------------
                                                          1,685,025
                                                      -------------
AIRLINES--0.6%
AMR Corp.*..............................    13,400          914,550
Delta Air Lines, Inc....................    19,800        1,140,975
                                                      -------------
                                                          2,055,525
                                                      -------------
AUTOMOBILE--2.4%
Ford Motor Co...........................    71,000        4,007,062
Hertz Corp..............................    39,300        2,436,600
Navistar International, Inc.*...........    30,000        1,500,000
                                                      -------------
                                                          7,943,662
                                                      -------------
BANKS--5.3%
Bank of America Corp....................    91,652        6,719,237
Bank One Corp...........................    17,820        1,061,404
Chase Manhattan Corp....................    31,800        2,754,675
Citigroup, Inc..........................   106,700        5,068,250
Firstar Corp............................    14,400          403,200
U.S. Bancorp............................    34,800        1,183,200
                                                      -------------
                                                         17,189,966
                                                      -------------
BEVERAGES--0.5%
Pepsico, Inc............................    39,000        1,508,813
                                                      -------------
BUILDING PRODUCTS--0.6%
Lowe's Companies, Inc...................    37,400        2,120,112
                                                      -------------
BUSINESS SERVICES--1.0%
Automatic Data Processing, Inc..........    45,600        2,006,400
First Data Corp.........................    22,700        1,110,881
                                                      -------------
                                                          3,117,281
                                                      -------------
CHEMICALS--2.7%
Dow Chemical Co.........................    42,900        5,442,937
Du Pont (E.I.) de Nemours & Co..........    25,600        1,748,800
Rohm & Haas Co..........................    14,700          630,263

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------


CHEMICALS--(CONTINUED)

Solutia, Inc............................    45,600    $     971,850
                                                      -------------
                                                          8,793,850
                                                      -------------
COMPUTER HARDWARE/SOFTWARE &
SERVICES--9.0%
Cisco Systems, Inc.*....................    93,200        6,011,400
Computer Sciences Corp..................     5,200          359,775
EMC Corp.*..............................    33,000        1,815,000
Hewlett Packard Co......................    22,400        2,251,200
International Business Machines, Inc....    84,600       10,934,550
Lexmark International Group, Inc., Class
   A*...................................    70,600        4,664,012
Novell, Inc.*...........................    62,500        1,656,250
Sun Microsystems, Inc.*.................    17,900        1,232,863
Unisys Corp.*...........................    14,300          556,806
                                                      -------------
                                                         29,481,856
                                                      -------------
COMPUTER SOFTWARE & SERVICES--5.6%
America Online, Inc.....................     5,800          640,900
Intuit, Inc.*...........................     3,500          315,438
Microsoft Corp.*........................   182,400       16,450,200
Rational Software Corp.*................    28,600          942,012
                                                      -------------
                                                         18,348,550
                                                      -------------
CONSUMER GOODS--0.6%
Fortune Brands, Inc.....................    44,000        1,820,500
                                                      -------------
DIVERSIFIED MANUFACTURING--3.1%
General Electric Co.....................    90,600       10,237,800
                                                      -------------
DIVERSIFIED OPERATIONS--2.2%
ACX Technologies, Inc.*.................    17,000          276,250
PPG Industries, Inc.....................     9,400          555,188
Seagram Co. Ltd.........................    31,200        1,571,700
Tyco International Ltd..................    50,531        4,787,812
                                                      -------------
                                                          7,190,950
                                                      -------------
DRUGS & HEALTH CARE--10.0%
Abbott Laboratories.....................    47,200        2,147,600
Allergan, Inc...........................    22,900        2,541,900
American Home Products Corp.............    26,200        1,506,500
Amgen, Inc.*............................    61,800        3,762,075
Bard (C.R.), Inc........................     6,800          325,125
Bausch & Lomb, Inc......................    17,800        1,361,700
Biogen, Inc*............................    21,400        1,376,287

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE CORE U.S. EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------

COMMON STOCK--(CONTINUED)
DRUGS & HEALTH CARE--(CONTINUED)
Bristol Myers Squibb Co.................    56,400    $   3,972,675
Cardinal Health, Inc....................    28,050        1,798,706
Eli Lilly & Co..........................    10,400          744,900
Johnson & Johnson Co....................    42,400        4,155,200
Medtronic, Inc..........................     4,200          327,075
Merck & Co., Inc........................    34,800        2,575,200
Pfizer, Inc.............................    31,400        3,446,150
Schering-Plough Corp....................    42,000        2,226,000
Warner-Lambert Co.......................     4,500          312,188
                                                      -------------
                                                         32,579,281
                                                      -------------
ELECTRIC UTILITIES--1.7%
Ameren Corp.............................    53,100        2,037,712
Dominion Resources, Inc.................    17,500          757,969
Edison International....................    43,000        1,150,250
Unicom Corp.............................    42,200        1,627,338
                                                      -------------
                                                          5,573,269
                                                      -------------
ELECTRICAL EQUIPMENT--0.9%
General Motors Corp., Class H...........    50,200        2,823,750
                                                      -------------
FINANCIAL SERVICES--5.9%
American General Corp...................     4,300          324,113
Associates First Capital Corp., Class
   A....................................    34,646        1,535,251
Bear Stearns Companies, Inc.............     7,200          336,600
Capital One Financial Corp..............     9,000          501,187
Charles Schwab Corp.....................    40,600        4,460,925
Countrywide Credit Industries, Inc......    19,900          850,725
Federal Home Loan Mortgage Corp.........     5,500          319,000
Merrill Lynch & Co., Inc................     3,700          295,769
Morgan Stanley, Dean Witter, Discover &
   Co...................................    38,100        3,905,250
Paine Webber Group, Inc.................     6,800          317,900
Providian Financial Corp................    61,450        5,745,575
State Street Corp.......................     9,800          836,675
                                                      -------------
                                                         19,428,970
                                                      -------------
FOODS--1.6%
Archer Daniels Midland Co...............    32,100          495,544
Hormel Foods Corp.......................    13,100          527,275
IBP, Inc................................    24,800          589,000
Nabisco Group Holdings Corp.............    97,400        1,905,387

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------


FOODS--(CONTINUED)

Nabisco Holdings Corp., Class A.........    41,200    $   1,781,900
                                                      -------------
                                                          5,299,106
                                                      -------------
HEALTHCARE MANAGEMENT--0.8%
Columbia/HCA Healthcare Corp............    34,600          789,313
United HealthCare Corp..................    20,500        1,283,812
Wellpoint Health Networks, Inc., Class
   A*...................................     7,600          645,050
                                                      -------------
                                                          2,718,175
                                                      -------------
HOUSEHOLD PRODUCTS--2.5%
Procter & Gamble Co.....................    26,800        2,391,900
The Clorox Co...........................    22,300        2,381,919
Unilever NV.............................    50,535        3,524,816
                                                      -------------
                                                          8,298,635
                                                      -------------
INSURANCE--5.2%
Allstate Corp...........................    24,810          890,059
American International Group, Inc.......    50,179        5,874,079
CIGNA Corp..............................    20,300        1,806,700
Equitable Companies, Inc................    31,400        2,103,800
Hartford Financial Services Group,
   Inc..................................    28,800        1,679,400
Hartford Life, Inc., Class A............    11,300          594,662
Marsh & McLennan Companies, Inc.........    16,600        1,253,300
Travelers Property Casualty Corp., Class
   A....................................    67,200        2,629,200
                                                      -------------
                                                         16,831,200
                                                      -------------
INTERGRATED OIL--0.1%
Chevron Corp............................     3,000          285,563
                                                      -------------
LEISURE TIME--0.9%
Carnival Corp...........................    40,800        1,978,800
Royal Caribbean Cruises Ltd.............    15,200          665,000
Sabre Group Holdings, Inc., Class A*....     5,500          378,125
                                                      -------------
                                                          3,021,925
                                                      -------------
MACHINERY--0.6%
Ingersoll-Rand Co.......................    29,300        1,893,512
                                                      -------------
METALS--0.1%
ALCOA, Inc..............................     5,200          321,750
                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE CORE U.S. EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------

COMMON STOCK--(CONTINUED)
MINING--0.1%
Barrick Gold Corp.......................    18,400    $     356,500
                                                      -------------
MULTIMEDIA--0.4%
Viacom, Inc., Class B*..................    24,000        1,056,000
Walt Disney Co..........................    10,543          324,856
                                                      -------------
                                                          1,380,856
                                                      -------------
OFFICE EQUIPMENT & SUPPLIES--1.0%
Xerox Corp..............................    57,000        3,366,562
                                                      -------------
OIL--5.3%
Exxon Corp..............................   141,200       10,890,050
Mobil Corp..............................    34,600        3,425,400
Schlumberger Ltd........................    40,000        2,547,500
Texaco, Inc.............................     5,200          325,000
                                                      -------------
                                                         17,187,950
                                                      -------------
PACKAGING & CONTAINERS--0.4%
Avery Dennison Corp.....................    21,200        1,279,950
                                                      -------------
PHOTOGRAPHY--2.3%
Eastman Kodak Co........................   113,200        7,669,300
                                                      -------------
RECREATIONAL PRODUCTS/LEISURE--0.2%
Hasbro, Inc.............................    19,400          541,988
                                                      -------------
RESTAURANTS--0.5%
Tricon Global Restaurants, Inc.*........    33,300        1,802,362
                                                      -------------
RETAIL--5.5%
Best Buy Co., Inc.*.....................    34,600        2,335,500
Circuit City Stores, Inc................    11,300        1,050,900
CVS Corp................................    12,400          629,300
Dayton Hudson Corp......................    48,000        3,120,000
Federated Department Stores, Inc.*......    34,100        1,805,169
Home Depot, Inc.........................    60,800        3,917,800
Tandy Corp..............................    15,600          762,450
Wal-Mart Stores, Inc....................    88,400        4,265,300
                                                      -------------
                                                         17,886,419
                                                      -------------
RETAIL--FOOD CHAINS--1.8%
Albertson's, Inc........................    18,700          964,219
Kroger Co.*.............................    66,400        1,855,050

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------


RETAIL--FOOD CHAINS--(CONTINUED)

Safeway, Inc.*..........................    60,110    $   2,975,445
                                                      -------------
                                                          5,794,714
                                                      -------------
SEMICONDUCTORS--2.1%
Applied Materials, Inc.*................    27,600        2,038,950
Intel Corp..............................    78,400        4,664,800
                                                      -------------
                                                          6,703,750
                                                      -------------
STEEL--0.3%
Bethleham Steel Corp.*..................    66,800          513,525
Nucor Corp..............................     6,600          313,088
                                                      -------------
                                                            826,613
                                                      -------------
TELECOMMUNICATIONS--10.9%
Ameritech Corp..........................    34,600        2,543,100
AT&T Corp...............................   132,450        7,392,366
BCE, Inc................................     6,500          320,531
Bell Atlantic Corp......................    17,400        1,137,525
BellSouth Corp..........................    83,900        3,932,812
GTE Corp................................    58,200        4,408,650
Lucent Technologies, Inc................    61,200        4,127,175
MCI WorldCom, Inc.*.....................    42,200        3,631,838
Qualcomm, Inc...........................    12,500        1,793,750
SBC Communications, Inc.................    27,500        1,595,000
Sprint Corp. (FON Group)................    72,000        3,802,500
Telephone & Data Systems, Inc...........     5,100          372,619
Vodafone Airtouch Plc...................     3,550          699,350
                                                      -------------
                                                         35,757,216
                                                      -------------
TOBACCO--1.0%
Philip Morris Cos., Inc.................    58,000        2,330,875
R.J. Reynolds Tobacco Holdings, Inc.*...    32,466        1,022,690
                                                      -------------
                                                          3,353,565
                                                      -------------
TRANSPORTATION--0.2%
Burlington Northern Santa Fe Corp.......    25,400          787,400
                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE CORE U.S. EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION             SHARES         VALUE
----------------------------------------  ---------   -------------

COMMON STOCK--(CONTINUED)
UTILITIES--0.4%
KeySpan Corp............................    26,800    $     706,850
Public Service Enterprise Group, Inc....    11,600          474,150
                                                      -------------
                                                          1,181,000
                                                      -------------
TOTAL COMMON STOCK-- (Cost $217,023,226)
                                                        319,689,065
                                                      -------------
DEPOSITORY RECEIPTS--1.4%
OIL--1.4%
Royal Dutch Petroleum Co................    74,800        4,506,700
                                                      -------------
TOTAL DEPOSITORY RECEIPTS-- (Cost $3,341,456)
                                                          4,506,700
                                                      -------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS--0.8%
REPURCHASE AGREEMENT--0.7%
State Street Bank and Trust Co. 4.70%,
   07/01/99, maturity value of
   $2,394,313 dated 06/30/99,
   (collateralized by $1,705,000 United
   States Treasury Bond, 13.875%,
   05/15/11, with a value of
   $2,448,806)..........................  $  2,394        2,394,000
                                                      -------------

                                          PRINCIPAL
                                           AMOUNT
          SECURITY DESCRIPTION              (000)         VALUE
----------------------------------------  ---------   -------------

U.S. GOVERNMENT SECURITY--0.1%
United States Treasury Bills
  4.745%, 12/09/1999**..................  $     40    $      39,149
  4.904%, 12/09/1999**..................        40           39,148
  4.973%, 12/09/1999**..................        40           39,148
                                                      -------------
                                                            117,445
                                                      -------------
TOTAL SHORT TERM INVESTMENTS-- (Cost $2,511,425)
                                                          2,511,445
                                                      -------------
TOTAL INVESTMENTS-- (Cost $222,876,107)--100.0%
                                                       $326,707,210
                                                      -------------
                                                      -------------

OTHER INFORMATION--
At June 30, 1999, the CORE U.S. Equity Fund had open futures contracts as follows:

                                             Market    Unrealized
Future       Expiration       Contracts       Value       Gain
---------  --------------  ---------------  ---------  ----------
S&P 500    September 1999             6     $2,072,550 $   66,372

*    Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE SMALL CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION              SHARES        VALUE
----------------------------------------  ----------   ------------

COMMON STOCK--92.9%
AEROSPACE--2.5%
AVTEAM, Inc., Class A*..................    125,300    $    916,256
TriStar Aerospace Co.*..................    191,700       1,581,525
                                                       ------------
                                                          2,497,781
                                                       ------------
AGRICULTURE EQUIPMENT--2.9%
AGCO Corp...............................     85,100         962,694
Titan International, Inc................    162,300       1,927,313
                                                       ------------
                                                          2,890,007
                                                       ------------
AIR FREIGHT, TRUCK & OTHER--2.8%
Allied Holdings, Inc.*..................    111,700         907,563
Hub Group, Inc., Class A*...............     41,400         928,912
Landstar Systems, Inc.*.................     25,300         913,172
                                                       ------------
                                                          2,749,647
                                                       ------------
BANKS--3.2%
Pacific Century Financial Corp..........    121,600       2,622,000
Sovereign Bancorp, Inc..................     48,700         590,488
                                                       ------------
                                                          3,212,488
                                                       ------------
BUILDING CONSTRUCTION--1.6%
Stone & Webster, Inc....................     60,300       1,605,488
                                                       ------------
CHEMICALS--1.6%
Methanex Corp.*.........................    414,000       1,552,500
                                                       ------------
COMMERCIAL SERVICES--0.4%
ADVO, Inc.*.............................     18,000         373,500
Opinion Research Corp.*.................      6,300          35,437
                                                       ------------
                                                            408,937
                                                       ------------
COMMUNICATION SERVICES--0.4%
MDC Communications Corp., Class A*......     34,000         412,250
                                                       ------------
COMPUTER HARDWARE--2.7%
Belden, Inc.............................     57,700       1,381,194
Hutchinson Technology, Inc.*............     48,300       1,340,325
                                                       ------------
                                                          2,721,519
                                                       ------------
COMPUTER SOFTWARE & SERVICES--5.4%
BancTec, Inc.*..........................     89,800       1,610,787
Black Box Corp.*........................      9,800         491,225
InaCom Corp.*...........................    208,336       2,630,242
Progress Software Corp.*................     22,500         635,625
                                                       ------------
                                                          5,367,879
                                                       ------------

          SECURITY DESCRIPTION              SHARES        VALUE
----------------------------------------  ----------   ------------

DIVERSIFIED MANUFACTURING--3.2%
Lydall, Inc.*...........................     98,600    $  1,133,900
Milacron, Inc...........................     48,200         891,700
Wolverine Tube, Inc.*...................     48,100       1,208,512
                                                       ------------
                                                          3,234,112
                                                       ------------
DRUGS & HEALTH CARE--7.5%
Haemonetics Corp.*......................     52,100       1,045,256
HealthPlan Services Corp................    136,000         926,500
Matria Healthcare, Inc.*................    205,300       1,488,425
Perrigo Co.*............................    108,700         828,838
Quest Diagnostics, Inc.*................     71,700       1,962,787
Varian Medical Systems, Inc.............     48,400       1,222,100
                                                       ------------
                                                          7,473,906
                                                       ------------
EDUCATION--1.9%
Career Education Corp.*.................     54,800       1,852,925
                                                       ------------
ELECTRIC UTILITIES--2.5%
CMP Group, Inc..........................     96,100       2,516,619
                                                       ------------
ELECTRICAL EQUIPMENT--1.8%
Varian, Inc.*...........................    136,000       1,836,000
                                                       ------------
GAMING COMPANIES--0.7%
GTECH Holdings Corp.*...................     31,100         732,794
                                                       ------------
HEALTH CARE--4.4%
American Physician Partners, Inc.*......    164,400       1,181,625
Beverly Enterprises, Inc.*..............    193,900       1,563,319
Foundation Health Systems, Inc.*........     50,200         753,000
Integrated Health Services, Inc.........    104,600         836,800
                                                       ------------
                                                          4,334,744
                                                       ------------
HOTELS--1.9%
Prime Hospitality Corp.*................    153,800       1,845,600
                                                       ------------
INSURANCE--10.1%
ESG Re Ltd..............................    165,500       2,482,500
Frontier Insurance Group, Inc., Class
   A....................................     64,100         985,538
Penn Treaty American Corp.*.............     45,000       1,082,812
PXRE Corp...............................    114,600       2,077,125
Radian Group, Inc.......................     28,737       1,402,725
SCPIE Holdings, Inc.....................     35,700       1,164,712
Zenith National Insurance Corp..........     37,400         920,975
                                                       ------------
                                                         10,116,387
                                                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        PROTECTIVE SMALL CAP VALUE FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

          SECURITY DESCRIPTION              SHARES        VALUE
----------------------------------------  ----------   ------------

COMMON STOCK--(CONTINUED)
MACHINERY--1.8%
UNOVA, Inc.*............................    113,900    $  1,808,162
                                                       ------------
OIL & GAS DRILLING--1.0%
Swift Energy Co.*.......................     91,200         974,700
                                                       ------------
OIL REFINING--1.2%
Valero Energy Corp......................     57,800       1,239,088
                                                       ------------
PUBLISHING--NEWSPAPERS--1.3%
Lee Enterprises, Inc....................     41,900       1,277,950
                                                       ------------
REAL ESTATE--1.9%
Insignia Financial Group, Inc.*.........     93,266         979,293
RFS Hotel Investors, Inc................     74,000         929,625
                                                       ------------
                                                          1,908,918
                                                       ------------
RESTAURANTS--2.1%
Avado Brands, Inc.......................     12,300         103,012
Mortons Restaurant Group, Inc.*.........    103,900       1,980,594
                                                       ------------
                                                          2,083,606
                                                       ------------
RETAIL--8.9%
Brookstone, Inc.*.......................     49,200         762,600
Fleming Cos., Inc.......................     97,900       1,138,088
Friedman's, Inc., Class A...............    221,500       1,924,281
J. Baker, Inc...........................    133,900       1,154,887
Movado Group, Inc.......................     54,637       1,413,732
Reebok International Ltd.*..............     86,000       1,601,750
Syms Corp.*.............................    106,100         862,063
                                                       ------------
                                                          8,857,401
                                                       ------------
SEMICONDUCTORS--9.9%
General Semiconductor, Inc.*............    281,600       2,569,600
Kemet Corp.*............................     58,900       1,351,019
Marshall Industries*....................     25,800         927,187
MEMC Electronic Materials, Inc.*........     93,600       1,140,750
Silicon Valley Group, Inc.*.............     30,800         517,825
Varian Semiconductor Equipment
   Associates, Inc.*....................     91,600       1,557,200
Vishay Intertechnology, Inc.............     86,956       1,826,081
                                                       ------------
                                                          9,889,662
                                                       ------------

          SECURITY DESCRIPTION              SHARES        VALUE
----------------------------------------  ----------   ------------

STEEL--4.0%
Carbide/Graphite Group, Inc.*...........     55,500    $    794,344
Ispat International N.V., Class A.......     78,300         866,193
UCAR International, Inc.*...............     90,300       2,280,075
                                                       ------------
                                                          3,940,612
                                                       ------------
TEXTILES--2.3%
Burlington Industries, Inc.*............    256,200       2,321,813
                                                       ------------
TRANSPORTATION--1.0%
Teekay Shipping Corp....................     55,600         979,950
                                                       ------------
TOTAL COMMON STOCK-- (Cost $88,495,279)
                                                         92,643,445
                                                       ------------
DEPOSITORY RECEIPTS--1.7%
MACHINERY--1.7%
Denison International PLC*..............    113,400       1,743,525
                                                       ------------
TOTAL DEPOSITORY RECEIPTS-- (Cost $1,882,837)
                                                          1,743,525
                                                       ------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)
                                          ----------

SHORT TERM INVESTMENT--5.4%
REPURCHASE AGREEMENT--5.4%
State Street Bank and TrustCo. 4.70%,
   07/01/99, maturity value of
   $5,337,697 dated 06/30/99,
   (collateralized by $3,795,000 United
   States Treasury Bond, 13.875%,
   05/15/11, with a value of
   $5,450,569)..........................    $ 5,337       5,337,000
                                                       ------------
TOTAL SHORT TERM INVESTMENT--(Cost $5,337,000)
                                                          5,337,000
                                                       ------------
TOTAL INVESTMENTS-- (Cost $95,715,116)--100.0%
                                                        $99,723,970
                                                       ------------
                                                       ------------

*    Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

                             GLOBAL
                           INCOME FUND
                           -----------
ASSETS
 Investments--securities,
     at value (Note B)...  $66,011,083
  Investments--repurchase
     agreements (Note
     B)..................            0
   Cash, including
     foreign currency at
     value...............       17,261
   Dividends
     receivable..........            0
   Interest receivable...    1,115,834
   Receivable for
     securities sold.....      929,235
   Unrealized
     appreciation on
     forward currency
     contracts (Note
     F)..................      772,800
   Receivable for fund
     shares sold.........            0
   Foreign income tax
     reclaim
     receivable..........            0
   Receivable for
     variation margin....            0
   Receivable due from
     Protective
     Investment Advisors
     (Note C)............       28,229
                           -----------
     TOTAL ASSETS........   68,874,442
                           -----------
LIABILITIES
   Options written, at
     market*.............            0
   Unrealized
     depreciation on
     forward currency
     contracts (Note
     F)..................       54,254
   Payable for securities
     purchased...........    4,148,959
   Investment management
     fee payable (Note
     C)..................       58,265
   Accounts payable and
     accrued expenses....       10,545
   Payable for fund
     shares redeemed.....        9,173
                           -----------
     TOTAL LIABILITIES...    4,281,196
                           -----------
       NET ASSETS........  $64,593,246
                           -----------
                           -----------
NET ASSETS
   Paid-in capital.......  $62,777,281
   Undistributed net
     investment income
     (Note B)............    1,514,914
   Accumulated net
     realized gain (loss)
     on investments,
     futures, foreign
     currency
     transactions and
     options.............    2,033,493
   Net unrealized
     appreciation
     (depreciation) of:
     Investments.........   (2,451,368)
     Futures.............            0
     Foreign currency
       translations......      718,926
     Options.............            0
                           -----------
       NET ASSETS........  $64,593,246
                           -----------
                           -----------
NET ASSET VALUE PER SHARE
   Offering and
     redemption price per
     share (based on
     shares of capital
     stock outstanding,
     par value $.001 per
     share)..............  $    10.478
   Total shares
     outstanding at end
     of period...........    6,164,477
   Cost of investments...  $68,462,451

------------
* Premiums received for the Growth and Income Fund were $142,180.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              INTERNATIONAL                                                CORE U.S.          SMALL CAP
                                  EQUITY              CAPITAL           GROWTH AND           EQUITY             VALUE
                                   FUND             GROWTH FUND        INCOME FUND            FUND               FUND
                           --------------------   ----------------   ----------------   ----------------   ----------------
ASSETS
 Investments--securities,
     at value (Note B)...      $174,079,000       $    213,926,939   $    337,993,962   $    324,313,210   $     94,386,970
  Investments--repurchase
     agreements (Note
     B)..................                 0              4,324,000         41,478,000          2,394,000          5,337,000
   Cash, including
     foreign currency at
     value...............         1,514,112                    600                353                 45                875
   Dividends
     receivable..........           154,914                125,835            629,039            280,835             17,545
   Interest receivable...                53                    564              5,415                312                697
   Receivable for
     securities sold.....           364,757                 57,574          5,635,421            789,151          2,204,099
   Unrealized
     appreciation on
     forward currency
     contracts (Note
     F)..................           190,408                      0                  0                  0                  0
   Receivable for fund
     shares sold.........             1,107                200,298                  4             59,701                958
   Foreign income tax
     reclaim
     receivable..........           226,545                      0                  0              3,324                  0
   Receivable for
     variation margin....                 0                      0            412,500             37,500                  0
   Receivable due from
     Protective
     Investment Advisors
     (Note C)............            92,742                 27,600             42,941             36,832             17,857
                           --------------------   ----------------   ----------------   ----------------   ----------------
     TOTAL ASSETS........       176,623,638            218,663,410        386,197,635        327,914,910        101,966,001
                           --------------------   ----------------   ----------------   ----------------   ----------------
LIABILITIES
   Options written, at
     market*.............                 0                      0             36,006                  0                  0
   Unrealized
     depreciation on
     forward currency
     contracts (Note
     F)..................           343,877                      0                  0                  0                  0
   Payable for securities
     purchased...........           422,142                      0          1,221,892            725,251          2,705,053
   Investment management
     fee payable (Note
     C)..................           158,064                135,295            250,217            205,214             62,237
   Accounts payable and
     accrued expenses....            50,844                 15,353             28,343             24,223             10,336
   Payable for fund
     shares redeemed.....           112,595                      0             64,615                  0             42,507
                           --------------------   ----------------   ----------------   ----------------   ----------------
     TOTAL LIABILITIES...         1,087,522                150,648          1,601,073            954,688          2,820,133
                           --------------------   ----------------   ----------------   ----------------   ----------------
       NET ASSETS........      $175,536,116       $    218,512,762   $    384,596,562   $    326,960,222   $     99,145,868
                           --------------------   ----------------   ----------------   ----------------   ----------------
                           --------------------   ----------------   ----------------   ----------------   ----------------
NET ASSETS
   Paid-in capital.......      $139,040,427       $    151,776,878   $    329,945,915   $    208,947,429   $    105,658,438
   Undistributed net
     investment income
     (Note B)............           790,826                170,752          3,117,382          1,013,596            232,639
   Accumulated net
     realized gain (loss)
     on investments,
     futures, foreign
     currency
     transactions and
     options.............        20,551,004              9,292,114         29,629,210         13,101,722        (10,754,063)
   Net unrealized
     appreciation
     (depreciation) of:
     Investments.........        15,317,030             57,273,018         20,779,137        103,831,103          4,008,854
     Futures.............                 0                      0          1,018,744             66,372                  0
     Foreign currency
       translations......          (163,171)                     0                  0                  0                  0
     Options.............                 0                      0            106,174                  0                  0
                           --------------------   ----------------   ----------------   ----------------   ----------------
       NET ASSETS........      $175,536,116       $    218,512,762   $    384,596,562   $    326,960,222   $     99,145,868
                           --------------------   ----------------   ----------------   ----------------   ----------------
                           --------------------   ----------------   ----------------   ----------------   ----------------
NET ASSET VALUE PER SHARE
   Offering and
     redemption price per
     share (based on
     shares of capital
     stock outstanding,
     par value $.001 per
     share)..............      $     14.752       $         23.565   $         15.724   $         25.148   $          9.878
   Total shares
     outstanding at end
     of period...........        11,899,377              9,272,933         24,459,707         13,001,335         10,037,160
   Cost of investments...      $158,761,970       $    160,977,921   $    358,692,825   $    222,876,107   $     95,715,116

------------
* Premiums received for the Growth and Income Fund were $142,180.

                         PROTECTIVE INVESTMENT COMPANY
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                             GLOBAL
                           INCOME FUND
                           -----------
INVESTMENT INCOME
   Dividend income.......  $         0
   Interest income.......    1,746,615
   Foreign taxes
     withheld............       (4,835)
                           -----------
     TOTAL INVESTMENT
       INCOME............    1,741,780
EXPENSES
   Investment management
     fee (Note C)........      350,692
   Custodian fees and
     expenses............       45,464
   Transfer agent fee....        1,004
   Audit fee.............        5,624
   Directors fee (Note
     C)..................        1,054
   Printing expense......          991
   Miscellaneous
     expense.............           19
                           -----------
     Total operating
       expenses before
       reimbursement.....      404,848
     Expense
       reimbursement
       borne by
       Protective
       Investment
       Advisors, Inc.
         (Note C)........      (54,156)
                           -----------
       NET EXPENSES......      350,692
                           -----------
       NET INVESTMENT
         INCOME..........    1,391,088
                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS,
  FOREIGN CURRENCY, OPTIONS AND
  FUTURES TRANSACTIONS
   Net realized gain
     (loss) on:
     Investments.........     (917,906)
     Futures.............            0
     Foreign currency
       transactions......    2,672,884
     Options.............            0
                           -----------
       Total net realized
         gain (loss).....    1,754,978
   Change in unrealized
     appreciation
     (depreciation) of:
     Investments.........   (4,930,260)
     Futures.............            0
     Foreign currency
       translations......      736,003
     Options.............            0
                           -----------
       Total change in
         unrealized
         appreciation
        (depreciation)...   (4,194,257)
                           -----------
       NET REALIZED AND
         UNREALIZED GAIN
         (LOSS)..........   (2,439,279)
                           -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $(1,048,191)
                           -----------
                           -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              INTERNATIONAL                                                                SMALL CAP
                                  EQUITY              CAPITAL         GROWTH AND         CORE U.S.           VALUE
                                   FUND             GROWTH FUND       INCOME FUND       EQUITY FUND          FUND
                           --------------------   ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
   Dividend income.......      $  2,008,391       $       784,497   $ 3,625,146       $     2,093,230   $       411,625
   Interest income.......            54,471               122,788       772,073               123,381           185,378
   Foreign taxes
     withheld............          (216,756)               (1,838)      (47,665)              (78,176)           (3,041)
                           --------------------   ---------------   ---------------   ---------------   ---------------
     TOTAL INVESTMENT
       INCOME............         1,846,106               905,447     4,349,554             2,138,435           593,962
EXPENSES
   Investment management
     fee (Note C)........           950,438               737,350     1,506,357             1,170,378           361,323
   Custodian fees and
     expenses............           184,209                33,205        49,577                44,974            24,841
   Transfer agent fee....               504                   504         1,004                 1,004               504
   Audit fee.............            10,335                 9,102        21,987                15,034             7,453
   Directors fee (Note
     C)..................             2,925                 1,855         6,434                 2,688             1,630
   Printing expense......             2,355                 4,215         7,479                 5,206             1,858
   Miscellaneous
     expense.............                10                    11            15                    87                 0
                           --------------------   ---------------   ---------------   ---------------   ---------------
     Total operating
       expenses before
       reimbursement.....         1,150,776               786,242     1,592,853             1,239,371           397,609
     Expense
       reimbursement
       borne by
       Protective
       Investment
       Advisors, Inc.
         (Note C)........          (200,338)              (48,892)      (86,496)              (68,993)          (36,286)
                           --------------------   ---------------   ---------------   ---------------   ---------------
       NET EXPENSES......           950,438               737,350     1,506,357             1,170,378           361,323
                           --------------------   ---------------   ---------------   ---------------   ---------------
       NET INVESTMENT
         INCOME..........           895,668               168,097     2,843,197               968,057           232,639
                           --------------------   ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, OPTIONS AND FUTURES TRANSACTIONS
   Net realized gain
     (loss) on:
     Investments.........        17,622,858             6,561,193    24,959,539            11,868,859        (6,863,907)
     Futures.............                 0                     0       418,637                65,323                 0
     Foreign currency
       transactions......           296,133                     0         1,000                     0                 0
     Options.............                 0                     0        19,906                     0            27,382
                           --------------------   ---------------   ---------------   ---------------   ---------------
       Total net realized
         gain (loss).....        17,918,991             6,561,193    25,399,082            11,934,182        (6,836,525)
   Change in unrealized
     appreciation
     (depreciation) of:
     Investments.........       (13,488,841)           16,752,772    12,371,754            24,455,986        18,326,676
     Futures.............                 0                     0     1,018,744              (119,193)                0
     Foreign currency
       translations......            94,976                     0             0                     0                 0
     Options.............                 0                     0       106,174                     0                 0
                           --------------------   ---------------   ---------------   ---------------   ---------------
       Total change in
         unrealized
         appreciation
        (depreciation)...       (13,393,865)           16,752,772    13,496,672            24,336,793        18,326,676
                           --------------------   ---------------   ---------------   ---------------   ---------------
       NET REALIZED AND
         UNREALIZED GAIN
         (LOSS)..........         4,525,126            23,313,965    38,895,754            36,270,975        11,490,151
                           --------------------   ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........      $  5,420,794       $    23,482,062   $41,738,951       $    37,239,032   $    11,722,790
                           --------------------   ---------------   ---------------   ---------------   ---------------
                           --------------------   ---------------   ---------------   ---------------   ---------------

                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS

                                 GLOBAL INCOME FUND             INTERNATIONAL EQUITY FUND
                             SIX MONTHS                        SIX MONTHS
                            ENDED 6/30/99     YEAR ENDED      ENDED 6/30/99     YEAR ENDED
                             (UNAUDITED)       12/31/98        (UNAUDITED)       12/31/98
                           ---------------   -------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment
     income..............    $ 1,391,088     $ 2,618,142       $    895,668    $     576,061
   Net realized gain
     (loss) on
     investments,
    futures, foreign
      currency related
    transactions and
      options............      1,754,978       1,291,114         17,918,991       11,378,684
   Net change in
     unrealized
     appreciation
    (depreciation).......     (4,194,257)      1,571,605        (13,393,865)      15,914,754
                           ---------------   -------------   ---------------   -------------
Net increase (decrease)
  in net assets
   resulting from
     operations..........     (1,048,191)      5,480,861          5,420,794       27,869,499
                           ---------------   -------------   ---------------   -------------
DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE B):
   From net investment
     income..............              0      (1,431,569)                 0          (74,421)
   From net realized gain
     on investments......              0      (1,581,576)                 0       (8,233,041)
                           ---------------   -------------   ---------------   -------------
Net decrease in net
  assets resulting
   from distributions....              0      (3,013,145)                 0       (8,307,462)
                           ---------------   -------------   ---------------   -------------
CAPITAL STOCK
  TRANSACTIONS:
   Net proceeds from
     sales...............      5,344,957      13,043,638          3,408,505       26,827,493
   Net proceeds from
     reinvestment
    of distributions.....              0       3,013,145                  0        8,307,462
   Cost of shares
     redeemed............     (2,466,077)     (4,595,043)        (8,278,115)     (11,598,983)
                           ---------------   -------------   ---------------   -------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      2,878,880      11,461,740         (4,869,610)      23,535,972
                           ---------------   -------------   ---------------   -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........      1,830,689      13,929,456            551,184       43,098,009
Net assets at beginning
  of period..............     62,762,557      48,833,101        174,984,932      131,886,923
                           ---------------   -------------   ---------------   -------------
NET ASSETS AT END OF
  PERIOD*................    $64,593,246     $62,762,557       $175,536,116    $ 174,984,932
                           ---------------   -------------   ---------------   -------------
                           ---------------   -------------   ---------------   -------------
SHARES ISSUED AND
  REPURCHASED:
   Shares sold...........        501,973       1,226,140            235,795        1,893,779
   Shares issued to
     shareholders from
    reinvestment of
      distributions......              0         283,126                  0          584,358
   Shares repurchased....       (230,879)       (434,859)          (569,061)        (837,232)
                           ---------------   -------------   ---------------   -------------
Net increase
  (decrease).............        271,094       1,074,407           (333,266)       1,640,905
                           ---------------   -------------   ---------------   -------------
                           ---------------   -------------   ---------------   -------------
------------
*Includes undistributed
  (overdistributed)
  distributions of net
  investment income......    $ 1,514,914     $   123,826       $    790,826    $    (104,842)
                           ---------------   -------------   ---------------   -------------
                           ---------------   -------------   ---------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 CAPITAL GROWTH FUND             GROWTH AND INCOME FUND             CORE U.S. EQUITY FUND
                             SIX MONTHS                        SIX MONTHS                        SIX MONTHS
                            ENDED 6/30/99     YEAR ENDED      ENDED 6/30/99     YEAR ENDED      ENDED 6/30/99     YEAR ENDED
                             (UNAUDITED)       12/31/98        (UNAUDITED)       12/31/98        (UNAUDITED)       12/31/98
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment
     income..............    $    168,097    $     587,769     $  2,843,197    $   4,926,779     $    968,057    $   1,547,122
   Net realized gain
     (loss) on
     investments,
    futures, foreign
      currency related
    transactions and
      options............       6,561,193        5,617,719       25,399,082       20,454,794       11,934,182        3,920,197
   Net change in
     unrealized
     appreciation
    (depreciation).......      16,752,772       27,519,154       13,496,672      (39,609,065)      24,336,793       38,251,808
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
Net increase (decrease)
  in net assets
   resulting from
     operations..........      23,482,062       33,724,642       41,738,951      (14,227,492)      37,239,032       43,719,127
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE B):
   From net investment
     income..............               0         (587,870)               0       (4,661,662)               0       (1,553,374)
   From net realized gain
     on investments......               0       (2,717,132)               0      (26,790,863)               0       (2,708,751)
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
Net decrease in net
  assets resulting
   from distributions....               0       (3,305,002)               0      (31,452,525)               0       (4,262,125)
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
CAPITAL STOCK
  TRANSACTIONS:
   Net proceeds from
     sales...............      41,425,121       50,895,298        4,381,708       75,138,167       28,025,224       52,591,612
   Net proceeds from
     reinvestment
    of distributions.....               0        3,305,002                0       31,452,525                0        4,262,125
   Cost of shares
     redeemed............      (1,543,287)      (4,513,550)     (49,814,121)     (29,123,341)      (1,297,923)     (10,526,909)
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      39,881,834       49,686,750      (45,432,413)      77,467,351       26,727,301       46,326,828
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........      63,363,896       80,106,390       (3,693,462)      31,787,334       63,966,333       85,783,830
Net assets at beginning
  of period..............     155,148,866       75,042,476      388,290,024      356,502,690      262,993,889      177,210,059
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
NET ASSETS AT END OF
  PERIOD*................    $218,512,762    $ 155,148,866     $384,596,562    $ 388,290,024     $326,960,222    $ 262,993,889
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
SHARES ISSUED AND
  REPURCHASED:
   Shares sold...........       1,908,031        2,785,364          297,894        4,535,739        1,186,148        2,568,758
   Shares issued to
     shareholders from
    reinvestment of
      distributions......               0          158,431                0        2,230,595                0          190,614
   Shares repurchased....         (68,242)        (254,257)      (3,438,169)      (1,784,688)         (54,343)        (516,364)
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
Net increase
  (decrease).............       1,839,789        2,689,538       (3,140,275)       4,981,646        1,131,805        2,243,008
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
------------
*Includes undistributed
  (overdistributed)
  distributions of net
  investment income......    $    170,752    $       2,655     $  3,117,382    $     274,185     $  1,013,596    $      45,539
                           ---------------   -------------   ---------------   -------------   ---------------   -------------
                           ---------------   -------------   ---------------   -------------   ---------------   -------------

                         PROTECTIVE INVESTMENT COMPANY
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               SMALL CAP VALUE FUND
                                            SIX MONTHS
                                           ENDED 6/30/99     YEAR ENDED
                                            (UNAUDITED)       12/31/98
                                          ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income................    $    232,639    $     497,853
   Net realized gain (loss) on
     investments,
    futures, foreign currency related
    transactions and options............      (6,836,525)       2,865,968
   Net change in unrealized appreciation
    (depreciation)......................      18,326,676      (21,853,516)
                                          ---------------   -------------
Net increase (decrease) in net assets
   resulting from operations............      11,722,790      (18,489,695)
                                          ---------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
   From net investment income...........               0         (510,298)
   From net realized gain on
     investments........................               0       (7,958,253)
   In excess of net realized gain on
     investments........................               0       (3,918,953)
                                          ---------------   -------------
Net decrease in net assets resulting
   from distributions...................               0      (12,387,504)
                                          ---------------   -------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from sales..............       1,121,365       20,266,376
   Net proceeds from reinvestment
    of distributions....................               0       12,387,504
   Cost of shares redeemed..............     (13,489,460)      (9,969,055)
                                          ---------------   -------------
Net increase (decrease) in net assets
  from capital
  stock transactions....................     (12,368,095)      22,684,825
                                          ---------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................        (645,305)      (8,192,374)
Net assets at beginning of period.......      99,791,173      107,983,547
                                          ---------------   -------------
NET ASSETS AT END OF PERIOD*............    $ 99,145,868    $  99,791,173
                                          ---------------   -------------
                                          ---------------   -------------
SHARES ISSUED AND REPURCHASED:
   Shares sold..........................         126,647        1,712,251
   Shares issued to shareholders from
    reinvestment of distributions.......               0        1,477,611
   Shares repurchased...................      (1,616,967)        (871,563)
                                          ---------------   -------------
Net increase (decrease).................      (1,490,320)       2,318,299
                                          ---------------   -------------
                                          ---------------   -------------
------------
*Includes undistributed
  (overdistributed) distributions
  of net investment income..............    $    232,639    $           0
                                          ---------------   -------------
                                          ---------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX MONTHS                                                  FOR THE
                                                        ENDED                     YEAR ENDED                     PERIOD
                                                       6/30/99    ------------------------------------------   3/14/94* TO
GLOBAL INCOME FUND                                   (UNAUDITED)  12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...............   $  10.650   $  10.134  $  10.177  $  10.074  $   9.558    $  10.000
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income............................       0.225       0.422      0.558      0.628      0.607        0.367
  Net realized and unrealized gain (loss)..........      (0.397)      0.631      0.455      0.310      0.968       (0.442)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
  Total from investment operations.................      (0.172)      1.053      1.013      0.938      1.575       (0.075)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.......................       0.000      (0.255)    (0.917)    (0.628)    (0.553)      (0.367)
  In excess of net investment income...............       0.000      (0.000)     0.000     (0.036)    (0.323)       0.000
  From net realized gain...........................       0.000      (0.282)    (0.139)    (0.171)    (0.183)       0.000
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Total distributions................................       0.000      (0.537)    (1.056)    (0.835)    (1.059)      (0.367)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Net asset value, end of period.....................   $  10.478   $  10.650  $  10.134  $  10.177  $  10.074    $   9.558
                                                     -----------  ---------  ---------  ---------  ---------  -------------
                                                     -----------  ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)...................................       (1.61)%     10.40%      9.94%      9.48%     16.94%       (0.74)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)..................   $  64,593   $  62,763  $  48,833  $  37,675  $  31,085    $  17,281
Ratios to average net assets:
  Net expenses (b).................................        1.10%       1.10%      1.10%      1.10%      1.10%        1.10%
  Gross expenses (b)...............................        1.27%       1.28%      1.32%      1.42%      1.50%        2.12%
  Net investment income (b)........................        4.36%       4.71%      5.27%      5.71%      5.94%        5.58%
Portfolio Turnover Rate............................          92%        194%       369%       214%       295%         210%


                                                     SIX MONTHS                                                  FOR THE
                                                        ENDED                     YEAR ENDED                     PERIOD
                                                       6/30/99    ------------------------------------------   3/14/94* TO
INTERNATIONAL EQUITY FUND                            (UNAUDITED)  12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...............   $  14.305   $  12.452  $  12.865  $  11.045  $   9.581    $  10.000
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income............................       0.075      (0.018)     0.038      0.140      0.067        0.048
  Net realized and unrealized gain (loss)..........       0.372       2.584      0.525      1.955      1.817       (0.467)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
  Total from investment operations.................       0.447       2.566      0.563      2.095      1.884       (0.419)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.......................       0.000      (0.006)    (0.238)    (0.005)    (0.076)       0.000
  In excess of net investment income...............       0.000       0.000      0.000      0.000     (0.344)       0.000
  From net realized gain...........................       0.000      (0.707)    (0.738)    (0.270)     0.000        0.000
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Total distributions................................       0.000      (0.713)    (0.976)    (0.275)    (0.420)       0.000
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Net asset value, end of period.....................   $  14.752   $  14.305  $  12.452  $  12.865  $  11.045    $   9.581
                                                     -----------  ---------  ---------  ---------  ---------  -------------
                                                     -----------  ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)...................................        3.12%      20.65%      4.42%     19.00%     19.66%       (4.18)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)..................   $ 175,536   $ 174,985  $ 131,887  $  96,736  $  58,842    $  27,385
Ratios to average net assets:
  Net expenses (b).................................        1.10%       1.10%      1.10%      1.10%      1.10%        1.10%
  Gross expenses (b)...............................        1.33%       1.39%      1.37%      1.38%      1.55%        2.24%
  Net investment income (b)........................        1.04%       0.37%      0.34%      0.52%      0.96%        1.25%
Portfolio Turnover Rate............................          52%         79%        34%        38%        40%          33%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS                                      FOR THE
                                               ENDED               YEAR ENDED               PERIOD
                                              6/30/99    -------------------------------  6/13/95* TO
CAPITAL GROWTH FUND                         (UNAUDITED)  12/31/98   12/31/97   12/31/96    12/31/95
                                            -----------  ---------  ---------  ---------  -----------
Net asset value, beginning of period......   $  20.873   $  15.820  $  12.647  $  10.613   $  10.000
                                            -----------  ---------  ---------  ---------  -----------
Income from investment operations:
  Net investment income...................       0.018       0.081      0.104      0.134       0.080
  Net realized and unrealized gain........       2.674       5.427      4.243      2.209       0.613
                                            -----------  ---------  ---------  ---------  -----------
  Total from investment operations........       2.692       5.508      4.347      2.343       0.693
                                            -----------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS:
  From net investment income..............       0.000      (0.081)    (0.104)    (0.134)     (0.080)
  In excess of net investment income......       0.000      (0.000)    (0.000)    (0.002)     (0.000)
  From net realized gain..................       0.000      (0.374)    (1.070)    (0.125)      0.000
  In excess of net realized gain..........       0.000       0.000      0.000     (0.048)      0.000
                                            -----------  ---------  ---------  ---------  -----------
Total distributions.......................       0.000      (0.455)    (1.174)    (0.309)     (0.080)
                                            -----------  ---------  ---------  ---------  -----------
Net asset value, end of period............   $  23.565   $  20.873  $  15.820  $  12.647   $  10.613
                                            -----------  ---------  ---------  ---------  -----------
                                            -----------  ---------  ---------  ---------  -----------
TOTAL RETURN (A)..........................       12.95%      34.76%     34.57%     22.05%       6.93%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).........   $ 218,513   $ 155,149  $  75,042  $  30,299   $  10,716
Ratios to average net assets:
  Net expenses (b)........................        0.80%       0.80%      0.80%      0.80%       0.80%
  Gross expenses (b)......................        0.85%       0.86%      0.97%      1.02%       1.62%
  Net investment income (b)...............        0.18%       0.54%      0.90%      1.54%       2.57%
Portfolio Turnover Rate...................          16%         28%        61%        35%          5%

                                                     SIX MONTHS                                                  FOR THE
                                                        ENDED                     YEAR ENDED                     PERIOD
                                                       6/30/99    ------------------------------------------   3/14/94* TO
GROWTH AND INCOME FUND                               (UNAUDITED)  12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...............   $  14.068   $  15.762  $  14.183  $  12.197  $   9.661    $  10.000
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income............................       0.118       0.193      0.132      0.266      0.246        0.114
  Net realized and unrealized gain (loss)..........       1.538      (0.651)     4.030      2.987      2.854       (0.300)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
  Total from investment operations.................       1.656      (0.458)     4.162      3.253      3.100       (0.186)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.......................       0.000      (0.183)    (0.131)    (0.266)    (0.246)      (0.114)
  From net realized gain...........................       0.000      (1.053)    (2.452)    (1.001)    (0.318)      (0.031)
  In excess of net realized gain...................       0.000      (0.000)    (0.000)    (0.000)    (0.000)      (0.008)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Total distributions................................       0.000      (1.236)    (2.583)    (1.267)    (0.564)      (0.153)
                                                     -----------  ---------  ---------  ---------  ---------  -------------
Net asset value, end of period.....................   $  15.724   $  14.068  $  15.762  $  14.183  $  12.197    $   9.661
                                                     -----------  ---------  ---------  ---------  ---------  -------------
                                                     -----------  ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)...................................       11.76%      (2.92)%     29.84%     26.82%     32.29%       (1.86)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)..................   $ 384,597   $ 388,290  $ 356,503  $ 210,587  $ 128,076    $  42,305
Ratios to average net assets:
  Net expenses (b).................................        0.80%       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)...............................        0.85%       0.85%      0.85%      0.88%      0.93%        1.31%
  Net investment income (b)........................        1.51%       1.25%      0.88%      2.11%      2.36%        2.21%
Portfolio Turnover Rate............................          47%        116%        69%        49%        55%          36%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                           SIX MONTHS                                                 FOR THE
                                              ENDED                     YEAR ENDED                    PERIOD
                                             6/30/99    ------------------------------------------  3/14/94* TO
CORE U.S. EQUITY FUND                      (UNAUDITED)  12/31/98   12/31/97   12/31/96   12/31/95    12/31/94
                                           -----------  ---------  ---------  ---------  ---------  -----------
Net asset value, beginning of period.....   $  22.157   $  18.409  $  15.437  $  13.109  $   9.839   $  10.000
                                           -----------  ---------  ---------  ---------  ---------  -----------
Income (loss) from investment operations:
  Net investment income..................       0.074       0.132      0.170      0.180      0.143       0.093
  Net realized and unrealized gain
    (loss)...............................       2.917       3.981      4.568      2.706      3.470      (0.039)
                                           -----------  ---------  ---------  ---------  ---------  -----------
  Total from investment operations.......       2.991       4.113      4.738      2.886      3.613       0.054
                                           -----------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS:
  From net investment income.............       0.000      (0.133)    (0.165)    (0.180)    (0.143)     (0.093)
  From net realized gain.................       0.000      (0.232)    (1.601)    (0.378)    (0.200)     (0.120)
  In excess of net realized gain.........       0.000       0.000      0.000      0.000      0.000      (0.002)
                                           -----------  ---------  ---------  ---------  ---------  -----------
Total distributions......................       0.000      (0.365)    (1.766)    (0.558)    (0.343)     (0.215)
                                           -----------  ---------  ---------  ---------  ---------  -----------
Net asset value, end of period...........   $  25.148   $  22.157  $  18.409  $  15.437  $  13.109   $   9.839
                                           -----------  ---------  ---------  ---------  ---------  -----------
                                           -----------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (A).........................       13.50%      22.33%     30.95%     21.94%     36.73%       0.53%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)........   $ 326,960   $ 262,994  $ 177,210  $ 101,624  $  56,723   $  17,717
Ratios to average net assets:
  Net expenses (b).......................        0.80%       0.80%      0.80%      0.80%      0.80%       0.80%
  Gross expenses (b).....................        0.85%       0.85%      0.86%      0.91%      1.01%       1.81%
  Net investment income (b)..............        0.66%       0.71%      1.06%      1.44%      1.69%       2.44%
Portfolio Turnover Rate..................          22%         48%        61%        34%        60%         56%


                                           SIX MONTHS                                                 FOR THE
                                              ENDED                     YEAR ENDED                    PERIOD
                                             6/30/99    ------------------------------------------  3/14/94* TO
SMALL CAP VALUE FUND                       (UNAUDITED)  12/31/98   12/31/97   12/31/96   12/31/95    12/31/94
                                           -----------  ---------  ---------  ---------  ---------  -----------
Net asset value, beginning of period.....   $   8.657   $  11.726  $  10.022  $   9.345  $   8.951   $  10.000
                                           -----------  ---------  ---------  ---------  ---------  -----------
Income (loss) from investment operations:
  Net investment income..................       0.023       0.049      0.040      0.030      0.079       0.038
  Net realized and unrealized gain
    (loss)...............................       1.198      (1.885)     3.162      1.840      0.502      (1.025)
                                           -----------  ---------  ---------  ---------  ---------  -----------
  Total from investment operations.......       1.221      (1.836)     3.202      1.870      0.581      (0.987)
                                           -----------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS:
  From net investment income.............       0.000      (0.051)    (0.038)    (0.030)    (0.079)     (0.038)
  From net realized gain.................       0.000      (0.792)    (1.460)    (1.163)    (0.031)     (0.001)
  In excess of net realized gain.........       0.000      (0.390)     0.000      0.000     (0.077)     (0.023)
                                           -----------  ---------  ---------  ---------  ---------  -----------
Total distributions......................       0.000      (1.233)    (1.498)    (1.193)    (0.187)     (0.062)
                                           -----------  ---------  ---------  ---------  ---------  -----------
Net asset value, end of period...........   $   9.878   $   8.657  $  11.726  $  10.022  $   9.345   $   8.951
                                           -----------  ---------  ---------  ---------  ---------  -----------
                                           -----------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (A).........................       14.13%     (15.32)%     32.20%     20.22%      6.46%      (9.87)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)........   $  99,146   $  99,791  $ 107,984  $  64,433  $  43,830   $  21,813
Ratios to average net assets:
  Net expenses (b).......................        0.80%       0.80%      0.80%      0.80%      0.80%       0.80%
  Gross expenses (b).....................        0.88%       0.89%      0.89%      0.94%      1.00%       1.62%
  Net investment income (b)..............        0.52%       0.45%      0.38%      0.31%      1.09%       1.07%
Portfolio Turnover Rate..................          38%         96%        99%       100%        60%         17%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         NOTES TO FINANCIAL HIGHLIGHTS

*   COMMENCEMENT OF OPERATIONS.

(A) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR THE PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND. TOTAL RETURN FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD PROTECTIVE LIFE AND PROTECTIVE INVESTMENT ADVISORS, INC. NOT REIMBURSED CERTAIN FUND EXPENSES.

(B) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

                         PROTECTIVE INVESTMENT COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1999 (UNAUDITED)

NOTE A - ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 and is registered under the Investment Company Act 1940, as amended, as an open-end management investment company. The Company currently offers six separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in six funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund (individually a "Fund" and collectively the "Funds"). The Company previously offered the Money Market Fund in addition to the six Funds described above. The Money Market Fund was liquidated on April 28, 1999 after Protective Life Insurance Company received permission from the SEC to redeem its shares. Shares redeemed in the amount of $7,288,776 were transferred to the Oppenheimer Money Fund/VA immediately following the redemption. The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $50,000, $10,000 per fund, resulting in 1,000 shares being issued by the Global Income Fund, International Equity Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000.

The Company offers each fund of its stock to separate accounts of Protective Life and Protective Life Annuity Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and Protective Life and Annuity through separate accounts.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The accounting policies adopted by the Company are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last sale

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)
price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. The Funds accrete discounts on fixed income securities using the straight line method.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the funds accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the forward when entered into and the value of the

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)
forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.

FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover its commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EXPENSES - The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)
regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES

The Company has entered into an investment management agreement with Protective Investment Advisors, Inc. ("PIA" or the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80%; and Small Cap Value Fund, .80%.

In order to limit expenses, PIA has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, .80%; Growth and Income Fund, .80%; CORE U.S. Equity Fund, .80% and Small Cap Value Fund, .80%. During the period ended June 30, 1999, the amount of such expenses assumed by PIA was $495,161. PIA may terminate its obligations to pay such expenses upon 120 days notice to the Company.

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Funds of which it is Adviser. As compensation for its services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, .40% of the first $100 million, .30% of the next $100 million, and .25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, .40% of the first $100 million, .30% of the next $100 million, and .20% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended. Beginning with the third quarter of 1999, these fees will be increased to an annual fee of $5,000 and $2,500 for each meeting attended.

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

NOTE D - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the six months ended June 30, 1999, were as follows:

                                  NON-U.S.        U.S.        NON-U.S.        U.S.
                                 GOVERNMENT    GOVERNMENT    GOVERNMENT    GOVERNMENT
                                 PURCHASES     PURCHASES       SALES         SALES
                                ------------  ------------  ------------  ------------
Global Income Fund............  $ 50,098,255  $ 11,221,433  $ 34,733,089  $ 19,860,491
International Equity Fund.....    89,499,359             0    90,886,827             0
Capital Growth Fund...........    69,443,341       684,004    28,999,509             0
Growth and Income Fund........   160,126,972     1,965,918   244,751,003             0
CORE U.S. Equity Fund.........    94,409,454       321,252    64,055,132             0
Small Cap Value Fund..........    32,125,030             0    36,006,071             0

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 1999 were as follows:

                                                                              NET UNREALIZED
                                 IDENTIFIED         GROSS UNREALIZED           APPRECIATION
                                    COST      APPRECIATION  (DEPRECIATION)    (DEPRECIATION)
                                ------------  ------------  ---------------   ---------------
Global Income Fund............  $ 68,462,451  $    33,705     $ (2,485,073)     $ (2,451,368)
International Equity Fund.....   158,761,970   21,272,527       (5,955,497)       15,317,030
Capital Growth Fund...........   160,977,921   60,457,215       (3,184,197)       57,273,018
Growth and Income Fund........   358,692,825   33,755,960      (12,976,823)       20,779,137
CORE U.S. Equity Fund.........   222,876,107  108,378,662       (4,547,559)      103,831,103
Small Cap Value Fund..........    95,715,116   15,122,983      (11,114,129)        4,008,854

For the six months ended June 30, 1999, Goldman Sachs, the Funds' Advisor, earned approximately $1,050, $33,859, and $8,102 of brokerage commissions from portfolio transactions executed on behalf of the Capital Growth Fund, Growth and Income Fund, and Small Cap Value Funds, respectively.

NOTE E - SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 600 million of the authorized shares have been divided into, and may be issued in, six designated classes as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares and Small Cap Value Fund, 100 million shares.

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

NOTE F - FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 1999, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND
-----------------------------------    U.S. $ COST        6/30/99        UNREALIZED
                                     ON ORIGINATION       U.S. $        APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS       DATE             VALUE       (DEPRECIATION)
-----------------------------------  ---------------   -------------   ---------------
AUD, expiring 07/16/99-09/13/99 (5
  contracts).......................    $ 2,443,036     $   2,451,376     $     8,340
CAD, expiring 08/16/99-08/23/99 (2
  contracts).......................      2,444,937         2,433,300         (11,637)
EUR, expiring 09/10/99 (2
  contracts).......................      1,625,281         1,612,629         (12,652)
SEK, expiring 09/22/99 (1
  contract)........................        786,759           785,458          (1,301)
                                     ---------------   -------------   ---------------
                                         7,300,013         7,282,763         (17,250)
                                                                       ---------------

FOREIGN CURRENCY SALE CONTRACTS
-----------------------------------
CHF, expiring 08/20/99 (1
  contract)........................    $ 1,517,878     $   1,456,543     $    61,335
DKK, expiring 07/14/99 (1
  contract)........................      1,313,037         1,250,960          62,077
EUR, expiring 07/26/99-09/22/99 (7
  contracts).......................     18,276,279        17,801,044         475,235
GBP, expiring 09/29/99 (1
  contract)........................      6,370,220         6,346,157          24,063
JPY, expiring 08/18/99-12/20/99 (6
  contracts).......................     11,769,480        11,695,814          73,666
NZD, expiring 08/13/99 (1
  contract)........................        344,280           324,240          20,040
                                     ---------------   -------------   ---------------
                                        39,591,174        38,874,758         716,416
                                                                       ---------------
Offsetting forward currency
contracts not yet settled (27
contracts)                                                                    19,380
                                                                       ---------------
NET UNREALIZED APPRECIATION                                              $   718,546
                                                                       ---------------
                                                                       ---------------

INTERNATIONAL EQUITY FUND
-----------------------------------    U.S. $ COST        6/30/99        UNREALIZED
                                     ON ORIGINATION       U.S. $        APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS       DATE             VALUE       (DEPRECIATION)
-----------------------------------  ---------------   -------------   ---------------
EUR, expiring 07/26/99-08/20/99 (3
  contracts).......................    $ 4,490,332     $   4,351,492     $  (138,840)
JPY, expiring 08/18/99 (1
  contract)........................      3,873,823         3,873,091            (732)
                                     ---------------   -------------   ---------------
                                         8,364,155         8,224,583        (139,572)
                                                                       ---------------
FOREIGN CURRENCY SALE CONTRACTS
-----------------------------------
CHF, expiring 08/20/99 (1
  contract)........................    $ 4,042,732     $   3,879,373     $   163,359
HKD, expiring 09/10/99-12/08/99 (2
  contracts).......................      5,685,696         5,759,014         (73,318)
                                     ---------------   -------------   ---------------
                                         9,728,428         9,638,387          90,041
                                                                       ---------------
Offsetting forward currency
contracts not yet settled (27
contracts)                                                                  (103,938)
                                                                       ---------------
NET UNREALIZED DEPRECIATION                                              $  (153,469)
                                                                       ---------------
                                                                       ---------------

GLOSSARY OF TERMS
--------------------------------------------------
AUD - Australian Dollar                             HKD - Hong Kong Dollar
CAD - Canadian Dollar                               JPY - Japanese Yen
CHF - Swiss Franc                                   NZD - New Zealand Dollar
DEM - Deutsche Mark                                 SEK - Swedish Krona
DKK - Danish Krone                                  USD - United States Dollar
EUR - Euro Currency
GBP - Great British Pound

                         PROTECTIVE INVESTMENT COMPANY

                                  -----------

                             DIRECTORS AND OFFICERS

                           D. Warren Bailey, DIRECTOR
                         G. Ruffner Page, Jr., DIRECTOR
                         Cleophus Thomas, Jr., DIRECTOR
                      Carolyn King, PRESIDENT AND CHAIRMAN
       Richard J. Bielen, DIRECTOR, VICE PRESIDENT AND COMPLIANCE OFFICER
          Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                           Kevin B. Borie, TREASURER
                          Steve M. Callaway, SECRETARY

                                ---------------

                               INVESTMENT MANAGER

                      Protective Investment Advisors, Inc.

                                ---------------

                              INVESTMENT ADVISERS

                         Goldman Sachs Asset Management
                  Goldman Sachs Asset Management International

                                ---------------

                             PRINCIPAL UNDERWRITER
                         Investment Distributors, Inc.

                                ---------------

      Protective Investment Advisors, Inc., Investment Distributors, Inc., Protective Life Insurance Company and Protective Life and Annuity Insurance
                                    Company
              are each subsidiaries of Protective Life Corporation

 The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.